UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CONTANGO OIL & GAS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CONTANGO OIL & GAS COMPANY

717 TEXAS AVENUE, SUITE 2900

HOUSTON, TEXAS 77002

(713) 236-7400

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 8, 2020

Dear Contango Stockholder:

We are pleased to invite you to attend the 2020 Annual Meeting of Stockholders of Contango Oil & Gas Company. The Annual Meeting will be held exclusively online via the Internet as a virtual web conference at http://viewproxy.com/Contango/2020/ on June 8, 2020, at 10:30 a.m., Central Daylight Time.

In light of the novel coronavirus outbreak, and for the health and well-being of our stockholders, employees and directors, this year’s Annual Meeting will be conducted as a virtual meeting of stockholders, which will be held exclusively online via the Internet as a virtual web conference. You will be able to attend and participate in the Annual Meeting by visiting http://viewproxy.com/Contango/2020/, where you will be able to listen to the meeting live, submit questions, and vote. There will not be a physical meeting location, and you will not be able to attend the Annual Meeting in person. Your vote is very important to us. Whether or not you plan to attend the Annual Meeting online, your shares should be represented and voted. Even if you plan to attend the Annual Meeting online, we recommend that you vote your shares prior to the Annual Meeting so that your vote will be counted if you later decide not to attend.

The Notice of Annual Meeting of Stockholders and the proxy statement describe the various matters to be acted upon during the Annual Meeting. In addition, there will be a brief update on the state of our business at the Annual Meeting and an opportunity for you to ask questions of our management. You may vote your shares before the Annual Meeting by submitting a proxy by Internet, by telephone, or by completing, signing, dating and returning the proxy card, and you may vote your shares online during the Annual Meeting. The proxy materials describe your voting options in more detail.

The Annual Meeting gives us an opportunity to review our business results and discuss the steps we have taken to position our company for the future. We appreciate your ownership of Contango’s common stock, and I hope you will be able to join us at the Annual Meeting.

Sincerely,

Wilkie S. Colyer, Jr.

President and Chief Executive Officer

CONTANGO OIL & GAS COMPANY

717 TEXAS AVENUE, SUITE 2900

HOUSTON, TEXAS 77002

(713) 236-7400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Contango Oil & Gas Company, a Texas corporation (the “Company”), will be held exclusively online via the Internet as a virtual web conference at http://viewproxy.com/Contango/2020/ on June 8, 2020, at 10:30 a.m., Central Daylight Time, for the following purposes:

(1)	the election of the five directors named in the proxy statement to our Board until the 2021 Annual Meeting of Stockholders;

(2)	the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	the approval of, through an advisory vote, our named executive officer compensation;

(4)	the approval of an amendment of the Company’s Amended and Restated Certificate of Formation, as amended, to increase the number of authorized shares of the Company’s common stock;

(5)	the approval of the conversion of the Company’s Series C Contingent Convertible Preferred Stock into shares of the Company’s common stock;

(6)	the approval of the amendment and restatement of the Amended and Restated 2009 Incentive Compensation Plan to, among other things, increase the number of shares authorized for issuance thereunder; and

(7)	the transacting of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

In light of the novel coronavirus (or COVID-19) outbreak, and for the health and well-being of our stockholders, employees and directors, this year’s Annual Meeting will be conducted as a virtual meeting of stockholders, which will be held exclusively online via the Internet as a virtual web conference. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting by visiting http://viewproxy.com/Contango/2020/. There will not be a physical meeting location, and you will not be able to attend the Annual Meeting in person. We intend to return to an in-person annual meeting format in 2021. Depending on developments relating to COVID-19, we may make alternative arrangements relating to the Annual Meeting, which could include changing the date and/or time of the meeting. We will announce any alternative arrangements for the Annual Meeting in a press release available at http://viewproxy.com/Contango/2020/ as promptly as practicable before the meeting.

Our Board has fixed the close of business on April 17, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote during the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote during the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at www.proxyvote.com during the Annual Meeting and for 10 calendar days prior to the Annual Meeting. Your vote is very important to us. Whether or not you plan to attend the Annual Meeting online, your shares should be represented and voted.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials to our stockholders via the Internet, in accordance with rules adopted by the Securities and Exchange Commission. If you received only a Notice of Internet Availability of Proxy Materials (“Notice”) by mail or e-mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will provide you with instructions on how to access and view the proxy materials on the Internet. If you received a Notice by mail or e-mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

The Notice is being mailed or emailed to our stockholders on or about April 29, 2020. You may vote your shares before the Annual Meeting by submitting a proxy by Internet, by telephone, or by completing, signing, dating and returning the proxy card, and you may vote your shares online during the Annual Meeting at http://viewproxy.com/Contango/2020/. The proxy card describes your voting options in more detail. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting is included in the proxy statement.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE OR USE THE TELEPHONE OR INTERNET VOTING.

By Order of the Board of Directors,

E. Joseph Grady,
Senior Vice President, Chief Financial Officer and Assistant Secretary

Houston, Texas

[●], 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 8, 2020

The Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2020 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2019 are available at www.proxyvote.com

CONTANGO OIL & GAS COMPANY

PROXY STATEMENT

CONTANGO OIL & GAS COMPANY

717 TEXAS AVENUE, SUITE 2900

HOUSTON, TEXAS 77002

(713) 236-7400

PROXY STATEMENT

FOR

THE 2020 ANNUAL MEETING OF STOCKHOLDERS

Unless the context requires otherwise, references in this proxy statement to “Contango,” “Company,” “we,” “us” and “our” are to Contango Oil & Gas Company, a Texas corporation, and its consolidated subsidiaries. Unless the context otherwise requires, references to the “stockholders” are to the holders of shares of our common stock, par value $0.04 per share (“Common Stock”).

Your proxy is solicited by the Board of Directors of Contango (our “Board”) to be voted at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 8, 2020, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. The Annual Meeting will be held exclusively online via the Internet as a virtual web conference at http://viewproxy.com/Contango/2020/. You will be able to attend and participate in the Annual Meeting by visiting http://viewproxy.com/Contango/2020/, where you will be able to listen to the meeting live, submit questions, and vote. There will not be a physical meeting location.

The proxy statement is available at www.proxyvote.com. A copy of the Annual Report, excluding exhibits, will be furnished at no charge to each person to whom a Notice of Internet Availability of Proxy Materials is delivered upon the request of such person. Such requests should be directed to our Investor Relations department, at 717 Texas Avenue, Suite 2900, Houston, Texas 77002, or call at (713) 236-7400.

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, including this proxy statement, our 2019 annual report and the proxy card for the Annual Meeting, to our stockholders of record as of April 17, 2020 (the “Record Date”) via the Internet. We will send the Notice of Internet Availability of Proxy Materials (“Notice”) to these stockholders on or about April 29, 2020. The Notice contains instructions for accessing and reviewing our proxy materials, as well as instructions for voting your proxy via the Internet. If you prefer to receive printed copies of the proxy materials, you can request printed copies of the proxy materials by Internet, telephone or e-mail. If you choose to receive the print materials by mail, you can either (i) complete, date, sign and return the proxy card, (ii) vote via the Internet before and during the Annual Meeting in accordance with the instructions on the proxy card or (iii) vote via telephone (toll free) in the United States or Canada in accordance with the instructions on the proxy card. If you choose not to receive printed copies of the proxy materials, you can vote via the Internet before and during the Annual Meeting in accordance with the instructions contained in the Notice. Voting by Internet or telephone before the Annual Meeting must be completed by 11:59 P.M. Eastern Daylight Time on June 7, 2020.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How can I attend the Annual Meeting?

This year’s Annual Meeting will be conducted as a virtual meeting of stockholders. We will host the Annual Meeting live online via webcast. You will be able to attend the Annual Meeting online, vote your shares and submit your questions online during the Annual Meeting by visiting http://viewproxy.com/Contango/2020/. There will not be a physical meeting location, and you will not be able to attend the Annual Meeting in person. The webcast will start at 10:30 a.m., Central Daylight Time, on June 8, 2020. You will need the control number included on your proxy card in order to be able to enter the Annual Meeting online. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at http://viewproxy.com/Contango/2020/. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC. Online check-in will begin at 10:15 a.m., Central Daylight Time, on June 8, 2020, and you should allow ample time for the online check-in proceedings.

Why is the Annual Meeting a virtual, online meeting?

To support the health and well-being of our stockholders, employees and directors in light of the recent novel coronavirus, or COVID-19, outbreak, our Annual Meeting will be a virtual meeting of stockholders where stockholders can participate by accessing a website using the Internet. There will not be a physical meeting location. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate remotely from any location around the world. Depending on developments relating to COVID-19, we may make alternative arrangements relating to the Annual Meeting, which could include changing the date and/or time of the meeting. We will announce any alternative arrangements for the Annual Meeting in a press release available at https://ir.contango.com/press-releases as promptly as practicable before the meeting.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the website?

We encourage you to access the Annual Meeting at least 15 minutes prior to the start time to allow ample time to log in to the meeting and test your computer audio system. If you encounter any difficulties accessing the virtual meeting, please call technical support at 866.612.8937 on the meeting date.

How do I submit a question at the Annual Meeting?

If you wish to submit a question beginning at 10:15 a.m., Central Daylight Time on June 8, 2020, you may log into the virtual meeting platform at http://viewproxy.com/Contango/2020/.

What is the purpose of the Annual Meeting?

During the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders and proxy statement, including (1) the election of the five directors named herein to our Board, each for a term ending on the date of the 2021 Annual Meeting of Stockholders (this proposal is referred to as the “Election of Directors”), (2) the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (this proposal is referred to as the “Ratification of Grant Thornton”), (3) an advisory vote to approve named executive officer compensation (this proposal is referred to as the “Compensation Advisory Vote”), (4) the approval of an amendment of the Company’s Amended and Restated Certificate of Formation, as amended (the “Certificate of Formation”), to increase the number of authorized shares of Common Stock (this proposal is referred to as the “Amendment to the Certificate of Formation”), (5) the approval of the conversion of the Company’s Series C Contingent Convertible Preferred Stock into shares of the Company’s Common Stock, (6) approval of an amendment and restatement of the Company’s Amended and Restated 2009 Incentive Compensation Plan to, among other things, increase the number of shares authorized for issuance thereunder (this proposal is referred to as the “Approval of the amendment and restatement of the Amended and Restated 2009 Incentive Compensation Plan”), and (7) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof. Also, management will report on our performance during the last fiscal year and respond to questions from our stockholders.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement?

It is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is “householding” and how does it affect me?

One copy of the Notice will be sent to stockholders who share an address, unless they have notified us or, if applicable, their bank or broker that they want to continue receiving multiple packages. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received one copy of the Notice, or of the Notice of Annual Meeting of Stockholders, this proxy statement and the Annual Report (collectively, the “Proxy Materials”) this year and you would like to have additional copies of the Notice and/or Proxy Materials mailed to you, or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request in writing to our Investor Relations Department, at 717 Texas Avenue, Suite 2900, Houston, Texas 77002, or call at (713) 236-7400. You may also contact us in the same manner if you received multiple copies of the Notice and/or Proxy Materials and would prefer to receive a single copy in the future. The Notice of Annual Meeting of Stockholders, the proxy statement and the annual report for the year ended December 31, 2019 are also available at www.proxyvote.com.

If you own shares of stock through a bank, broker or other nominee, please notify that entity if you no longer wish to participate in householding and would prefer to receive a separate copy of these materials, or if you are receiving duplicate copies of these materials and wish to have householding apply.

What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one set of voting materials, including multiple copies of the Notice or proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Annual Meeting.

What is the Record Date and what does it mean?

The Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 17, 2020. The Record Date is established by our Board as required by Texas law. On the Record Date, we had [●] shares of Common Stock issued and outstanding.

What is a quorum?

A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. Shares present virtually during the Annual Meeting which are registered as attending the meeting in accordance with the instructions provided will be considered shares of Common Stock represented in person at the meeting. There must be a quorum for the Annual Meeting to be held. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting.

Who is entitled to vote online at the Annual Meeting?

Subject to the limitations set forth herein, stockholders at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Common Stock is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Neither our Certificate of Formation, as amended, nor our bylaws allow for cumulative voting rights.

What is the difference between a stockholder of record and a “street name” holder?

Most stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

•

Stockholder of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly or to vote your shares online while virtually attending the Annual Meeting.

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Street Name Stockholder. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also able to virtually attend the Annual Meeting and vote your shares online.

How do I vote my shares?

Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•

By Internet Before the Annual Meeting. You may submit a proxy electronically on the Internet by following the instructions provided on the proxy card or Notice. Please have the proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 7, 2020.

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By Telephone. If you received the Proxy Materials in the mail, you may submit a proxy by telephone (from U.S. and Canada only) using the toll-free number listed on the proxy card. Please have the control number on your proxy card or Notice in hand when you log onto the website. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 7, 2020.

•	By Mail. You may indicate your vote by completing, signing and dating your proxy card and returning it in the reply envelope.

•

By Internet While Virtually Attending the Annual Meeting. You will be able to vote your shares online during the meeting by visiting http://viewproxy.com/Contango/2020/. You will need your control number included on your Notice or proxy card in order to be able to vote during the Annual Meeting.

Street Name Stockholders: Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•

By Internet Before the Annual Meeting. You may submit a proxy electronically on the Internet by following the instructions provided on the voting instruction form. Please have the control number on your voting instruction form in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 7, 2020.

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By Mail. You may indicate your vote by completing, signing and dating your proxy card or other information forwarded by your bank, broker or other holder of record and returning it in the reply envelope.

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By Methods Listed on Proxy Card. Please refer to your proxy card or other information forwarded by your bank, broker or other holder of record to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on the proxy card or other information provided by the record holder.

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By Internet While Virtually Attending the Annual Meeting. You will be able to vote your shares online during the Annual Meeting by visiting http://viewproxy.com/Contango/2020/. You will need your control number included on your voting instruction form in order to be able to vote during the Annual Meeting.

Can I revoke my proxy?

Yes. You can revoke your proxy at any time before it is exercised by:

•

submitting written notice of revocation to our Company, Attn: Chief Financial Officer, 717 Texas Avenue, Suite 2900, Houston, Texas, 77002, no later than June 7, 2020, if you are a stockholder of record;

•	submitting another vote via telephone or the Internet voting system, or by mailing a new proxy card or voting instruction form; or

•	voting online while virtually attending the Annual Meeting. Your virtual attendance at the Annual Meeting alone will not revoke your proxy.

May I vote confidentially?

Yes. We treat all stockholder meeting proxies, ballots and voting tabulations confidentially if the stockholder has requested confidentiality on the proxy or ballot.

If you so request, your proxy will not be available for examination nor will your vote be disclosed prior to the tabulation of the final vote at the Annual Meeting except (1) to meet applicable legal requirements or (2) to allow the independent election inspectors to count and certify the results of the vote. The independent election inspectors may, however, at any time inform us whether or not a stockholder has voted.

What is the effect of broker non-votes and abstentions and what vote is required to approve each proposal?

If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE American exchange (the “NYSE American”).

There are also non-discretionary matters for which brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your shares and the broker or other nominee indicates it does not have authority to vote such shares on its proxy, a “broker non-vote” results. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting, or when stockholders mark their proxy to abstain from a vote on a particular proposal.

If your shares are held in street name and you do not give voting instructions, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), Proposal 3 (The Compensation Advisory Vote), Proposal 5 (The Series C Proposal) or Proposal 6 (Approval of the amendment and restatement of the Amended and Restated 2009 Incentive Compensation Plan). If your shares are held in street name and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 2 (Ratification of Grant Thornton) and Proposal 4 (Amendment to the Certificate of Formation) in the discretion of the record holder.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the proposals presented.

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Proposal 1 (Election of Directors): To be elected, each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Votes may be cast in favor of or against the election of each nominee. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the outcome of the vote for directors.

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Proposal 2 (Ratification of Grant Thornton): Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of a majority of the voting power of the outstanding Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted as a vote “AGAINST” this proposal.

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Proposal 3 (The Compensation Advisory Vote): Approval of the Compensation Advisory Vote requires the affirmative vote of a majority of the voting power of the outstanding Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be counted as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of this proposal. While this vote is required by law, it will neither be binding on our Company or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our Company or the Board. However, the views of our stockholders are important to us, and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We urge you to read the section entitled “Executive Compensation,” which discusses how our executive compensation program is structured.

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Proposal 4 (Amendment to Certificate of Formation): Approval of the Amendment to the Certificate of Formation requires the affirmative vote of a majority of the voting power of the outstanding Common Stock entitled to vote thereon. Abstentions will be counted as a vote “AGAINST” this proposal.

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Proposal 5 (The Series C Proposal): Approval of the Series C Proposal requires the affirmative vote of a majority of the voting power of the outstanding Common Stock entitled to vote thereon. Abstentions and broker non-votes will be counted as a vote “AGAINST” this proposal.

•	Proposal 6 (Approval of the amendment and restatement of the Amended and Restated 2009 Incentive Compensation Plan): Approval of the Amended and Restated 2009 Incentive Compensation Plan requires the affirmative vote of the holders of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be voted either for or against this proposal, and, accordingly, will not affect the outcome of this proposal.

Our Board has appointed Wilkie S. Colyer, Jr. and E. Joseph Grady as the management proxy holders for the Annual Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holders in accordance with the instructions on the proxy card you submit by mail, or the instructions provided for any proxy submitted by telephone or Internet, as applicable. For stockholders who have their shares voted by duly submitting a proxy by mail, telephone or Internet, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise.

Our Board recommends a vote:

•	FOR each of the nominees for director;

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	FOR the advisory vote to approve named executive officer compensation;

•	FOR the amendment to the Certificate of Formation;

•	FOR the conversion of the Company’s Series C Contingent Convertible Preferred Stock into shares of the Company’s Common Stock; and

•	FOR the approval of the amended and restatement of the Amended and Restated 2009 Incentive Compensation Plan.

What happens if additional proposals are presented at the Annual Meeting?

Other than the matters specified in the Notice of Annual Meeting of Stockholders, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the management proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our bylaws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present additional proposals at the Annual Meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear all expenses of soliciting proxies. We have engaged Broadridge Financial Solutions to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting for a fee of approximately $20,000, plus reimbursement for reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, we may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of our Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

May I propose actions for consideration at the 2021 Annual Meeting of Stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read “Stockholder Proposals and Director Nominations for the 2021 Annual Meeting” for information regarding the submission of stockholder proposals and director nominations for consideration at next year’s annual meeting.

CORPORATE GOVERNANCE AND OUR BOARD

General

The Company’s Certificate of Formation and bylaws provide for the annual election of directors. At each annual meeting of stockholders, our directors will be elected for a one-year term and serve until their respective successors have been elected and qualified.

Our Board held 13 meetings during 2019. During 2019, our directors attended 100% of the total number of meetings of our Board and committees on which that director served. Non-employee directors of the Board meet in executive session from time to time at the Board’s regularly scheduled meetings, without any management directors and any other members of the Company’s management who may otherwise be present. These executive sessions are led by the Chairman.

We encourage, but do not require, our directors to attend annual meetings of stockholders. At our 2019 Annual Meeting of Stockholders, all of the serving members of our Board attended.

Board Independence

As required under the listing standards of the NYSE American, a majority of the members of our Board must qualify as independent, as affirmatively determined by our Board. Our Nominating Committee evaluated all relevant transactions and relationships between each director nominated for election at the Annual Meeting, or any of his or her family members, and our Company, senior management and independent registered accounting firm. Based on this evaluation and the recommendation of our Nominating Committee, our Board has determined that B.A. Berilgen, B. James Ford, John C. Goff, Lon McCain and Joseph J. Romano are each an independent director, as that term is defined in the listing standards of the NYSE American. Mr. Goff is considered an independent director, per the Brite Line Standard for Independence, and therefore qualifies for consideration for the Nominating Committee, but he does not meet the incremental standards of independence for consideration for membership on the Compensation or Audit Committees due to his beneficial ownership of approximately 27% of Company shares, through various partnerships he controls, combined with his business relationship with Mr. Colyer, who holds a minority interest in several partnerships that Mr. Goff controls. Mr. Reimer was also an independent director during his service on the Board.

Board Committees

Our Board has the authority to appoint committees to perform certain management and administrative functions. Our Board has established a Compensation Committee, Audit Committee, and Nominating Committee. Our Board has determined that the Compensation Committee, Audit Committee and Nominating Committee are comprised entirely of independent directors as currently required under the listing standards of the NYSE American and applicable rules and requirements of the SEC. The Board may also delegate certain duties and responsibilities to the committees it establishes; for example, the Board may delegate the duty of determining appropriate salaries for our executive officers from time to time.

Audit Committee

The Audit Committee was established to oversee and appraise the audit efforts of our independent registered public accounting firm, and monitor our accounts, procedures and internal controls. During 2019, the Audit Committee consisted of Messrs. McCain (Committee Chairman), Berilgen and Ford. Following the Annual Meeting, it is expected that the Audit Committee will consist of Messrs. McCain (Committee Chairman), Berilgen and Romano. Each member of our Audit Committee is considered “independent” as defined in the applicable rules of the NYSE American and the SEC, as “financially literate” and can read and understand financial statements, as required by Section 803B(2) of the NYSE American company guide. The Audit Committee met four times during 2019. Upon review by and recommendation of our Nominating Committee, our

Board has determined that Mr. McCain was an “audit committee financial expert” as defined under applicable rules and regulations of the SEC. Our Audit Committee has adopted a charter, which is posted on our website www.contango.com under “Corporate—Charters for Board Committees.”

Compensation Committee

The responsibilities of the Compensation Committee, which are discussed in detail in the “Compensation Committee Charter” that is posted on our website at www.contango.com under “Corporate—Charters for Board Committees,” include among other things, the responsibility to:

•	Periodically review the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company;

•	Review, recommend to the full Board for approval or approve, as applicable, the annual salaries, bonuses and share-based awards paid to the Company’s executive officers;

•	Periodically review and recommend to the full Board total compensation for each non-employee director for services as a member of the Board and its committees; and

•	Exercise oversight of all matters of executive compensation policy.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine.

The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or other executive officer compensation, including employment contracts and change in control provisions. The Compensation Committee has sole authority to approve the consultant’s fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants.

From time to time the Compensation Committee engages the services of compensation consulting firms. With respect to the 2019 year, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”), an experienced compensation consulting firm with significant energy industry experience, to provide compensation-related services to the Compensation Committee. In selecting Meridian as its independent compensation consultant, the Compensation Committee assessed the independence of Meridian pursuant to SEC rules and considered, among other things, whether Meridian provides any other services to us, the policies of Meridian that are designed to prevent any conflict of interest between Meridian, the Compensation Committee and us, any personal or business relationship between Meridian and a member of the Compensation Committee or one of our executive officers and whether Meridian owns any shares of our common stock. Meridian is engaged by, and reports only to, the Compensation Committee and will perform the compensation advisory services requested by the Compensation Committee. Meridian does not provide any other services to the Company, and the Compensation Committee has concluded that we do not have any conflicts of interest with Meridian. Meridian reviewed the Company’s compensation against other comparable companies. Furthermore, the services that Meridian performed for the Compensation Committee with respect to the 2019 year are described in more detail below following the Summary Compensation Table.

The Compensation Committee also annually compares our executive compensation program to those of other companies within the oil and gas industry through the use of energy industry compensation surveys from Effective Compensation Inc. (“ECI”). ECI surveys are utilized as they are industry-specific and derive their data from direct contributions from a large number of participating companies. The ECI surveys compile data from many companies that we currently consider to be in our peer group, as well as companies somewhat larger than us but with which we compete for talent. The surveys were used to compare our executive compensation program against companies (the “Peer Group”) that have comparable market capitalization, revenues, capital expenditure budgets, geographic focus and number of employees. The Compensation Committee regularly reviews and refines the Peer Group as appropriate. When we refer to “peers,” “Peer Group” or “peer companies” or similar phrases, we are referring to this list of companies, as it may be updated by the Compensation Committee from time to time. Our 2019 peer group consisted of the following companies:

Abraxas Petroleum Corporation	Panhandle Oil & Gas Inc.
Amplify Energy Corp.	Ring Energy, Inc.
Comstock Resources, Inc.	Rosehill Resources Inc.
Goodrich Petroleum Corporation	SilverBow Resources, Inc.
Lilis Energy, Inc.	W&T Offshore, Inc.
Lonestar Resources US Inc.

During 2019, the members of the Compensation Committee were Messrs. Ford (Committee Chairman), Berilgen, Reimer and Romano. Each member of the Compensation Committee during 2019 was an “outside director” as defined under section 162(m) of the Code and was “independent” as defined in the applicable rules of the NYSE American and the SEC. The Compensation Committee held one meeting during 2019. Following the Annual Meeting, it is expected that the Compensation Committee will consist of Messrs. Romano (Committee Chairman), Berilgen and McCain.

Nominating Committee

The principal function of the Nominating Committee, which is discussed in detail in the “Nominating Committee Charter” that is posted on our website at www.contango.com under “Corporate—Charters for Board Committees,” is to oversee, identify, evaluation and select qualified candidates for election to the Board. The Nominating Committee identifies individuals qualified to become Board members and recommends to the Board nominees for election as directors of the Company, taking into account that the Board as a whole shall have competency in industry knowledge, accounting and finance, and business judgment.

While the Company does not have a formal diversity policy, when considering candidates for election to the Board, the Nominating Committee seeks members from diverse backgrounds so that the Board consists of members with a broad spectrum of industry knowledge, experience and expertise, experience and familiarity with accounting and finance, astute business judgement, and with a reputation for integrity. The Nominating Committee reviews its effectiveness in this regard in connection with the annual Board evaluation, recognizes the value of having diverse backgrounds represented, and when determined to be an appropriate time to make changes or add directors to the Board, will give serious consideration to qualified candidates from diverse backgrounds. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions that they can make to the Company. During 2019, the members of the Nominating Committee were Messrs. Berilgen (Committee Chairman), Goff and McCain. Each member of the Nominating Committee during 2019 was “independent” as defined in the applicable rules of the NYSE American and the SEC. The Nominating Committee held one meeting during 2019.

In identifying prospective director candidates, the Nominating Committee may seek referrals from its members, management, stockholders and other sources. The Nominating Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. Because the Nominating Committee believes that director nominees should be considered on a case-by-case basis on each nominee’s merits, regardless of who recommended the nominee, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by stockholders. The Nominating Committee shall give the same consideration to candidates for director nominees recommended by Company stockholders as those candidates recommended by others.

For a description of the procedures that stockholders must follow in order to timely nominate director candidates, please see “Stockholder Proposals and Director Nominations for the 2021 Annual Meeting.”

Code of Ethics

We have adopted a “code of ethics” as defined by the applicable rules of the SEC, and it is posted on our website: www.contango.com under “Corporate—Code of Business Conduct.” This code applies to the Company’s employees, officers and directors. If the Board grants any waivers from our code of ethics to any of our directors or executive officers, or if we amend our code of ethics, we will, if required, disclose these matters through our website within four business days of such waiver or amendment.

Corporate Governance Guidelines

The Company maintains a set of corporate governance guidelines, which sets forth the Board’s mission statement and additional matters of corporate governance, such as the Board’s duties and responsibilities and its policies with regard to director term limits or retirement. The Board reviews and, if appropriate, can approve changes to these guidelines, which are available on our website: www.contango.com/guidelines.

Board Leadership Structure

The Chairman of the Board is selected by the members of the Board. The positions of Chairman and CEO were separated at the closing of the Merger. The Board has determined that the current structure is appropriate at this time in that it enables Mr. Colyer to focus on his role as CEO of the Company, while enabling Mr. Goff, the Chairman of our Board, to continue to provide leadership on policy at the Board level. Although the roles of CEO and Chairman are currently separated, the Board has not adopted a formal policy requiring such separation. The Board believes that the right Board leadership structure should, among other things, be informed by the needs and circumstances of the Company and the then current membership of the Board, and that the Board should remain adaptable to shaping the leadership structure as those needs and circumstances change.

Board Risk Assessment and Control

Our risk management program is overseen by our Board and its committees, with support from our management. Our Board oversees an enterprise-wide approach to oil and gas industry risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is a thorough understanding of the risks a company faces, understanding of the level of risk appropriate for our company and the steps needed to manage those risks effectively. The involvement of the full Board in setting our business strategy is a key part of its overall responsibilities and together with management determines what constitutes an appropriate level of risk for our company. Our Board believes that the practice of including all members of our management team in our risk assessments allows the Board to more directly and effectively evaluate management capabilities and performance, allows the Board to more effectively and efficiently communicate its concerns and wishes to the entire management team and provides all members of management with a direct communication avenue to the Board.

While our Board has the ultimate oversight responsibility for the risk management process, other committees of our Board also have responsibility for specific risk management activities. In particular, the Audit Committee focuses on financial risk, including internal controls, and oversees compliance with regulatory requirements. In setting compensation, the Compensation Committee approves compensation programs for the officers and other key employees to encourage an appropriate level of risk-taking behavior consistent with our business strategy.

More information about the Company’s corporate governance practices and procedures is available on the Company’s website at www.contango.com.

Communications with our Board

Stockholders and other interested parties desiring to communicate with our Board, or any director in particular, may do so by mail addressed as follows: Attn: Board of Directors, Contango Oil & Gas Company, 717 Texas Avenue, Suite 2900, Houston, Texas 77002. Our Chief Executive Officer or Chief Financial Officer reviews each such communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the Board (or individual director) for consideration should the communication fall within the scope of matters generally considered by our Board.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and titles, as of April 15, 2020, of each of our executive officers.

Name	Age	Position
Wilkie S. Colyer, Jr.	35	President, Chief Executive Officer and Director
Farley Dakan	45	Senior Vice President of Corporate Development
E. Joseph Grady	67	Senior Vice President and Chief Financial Officer
Michael J. Autin	61	Vice President of Operations

The following provides summary information regarding the experiences of our President and Chief Executive Officer, our Senior Vice President and Chief Financial Officer, our Vice President of Operations and our Senior Vice President of Corporate Development.

Wilkie S. Colyer, Jr. Mr. Colyer’s biographical information may be found on page 25 of this proxy statement.

Farley Dakan Mr. Dakan joined us in October 2019. Mr. Dakan has extensive experience in management, advisory and board roles with both private and public companies in a number of different industries. Immediately prior to joining Contango, Mr. Dakan was founder, Chairman and CEO of Will Energy Corporation from February 2018 through September 2019. For the four years prior to founding Will Energy Corporation, Mr. Dakan’s advisory and management roles were in support of clients such as Wells Fargo, Fortress Investment Group, Goldman Sachs, Credit Suisse and numerous other investment firms and corporations. Mr. Dakan was employed with Brier Mackinac Realty Partners, a private investment and advisory firm, from 2007 to 2018, where he served as managing partner from 2007 to 2016. Mr. Dakan also served as an independent director of Goodman Networks in 2017 and of Foundation Surgical Hospital from 2017 to 2019. Mr. Dakan began his career with a predecessor firm of Ernst & Young and graduated with a degree in finance from Baylor University.

E. Joseph Grady Mr. Grady was appointed Senior Vice President and Chief Financial Officer on October 1, 2013 following the closing of the Merger. Mr. Grady had previously served as Senior Vice President and Chief Financial Officer of Crimson from March 2005 until the closing of the Merger. Mr. Grady has over 40 years of financial, operational and administrative experience, including over 30 years in the oil and gas industry. Prior to joining Crimson, Mr. Grady was managing director of Vision Fund Advisors, Inc., a financial advisory firm which he co-founded in 2001, until its dissolution in June 2008. He was formerly Senior Vice President-Finance and Chief Financial Officer of Texas Petrochemicals Holdings, Inc. from April 2003 to July 2004, Vice President-Chief Financial Officer and Treasurer of Forcenergy Inc. from 1995 to 2001, and he held various financial management positions with Pelto Oil Company from 1980 to 1990, including Vice President-Finance from 1988 to 1990. Mr. Grady is a CPA and received a Bachelor of Science degree in Accounting from Louisiana State University.

Michael J. Autin Mr. Autin joined us in May 2012 as Vice President of Production and was named Vice President of Operations in March 2019. Mr. Autin has over 33 years of experience in the petroleum industry including the Gulf of Mexico and U.S. onshore shale. He has held various positions including Production Manager, HSE Manager and Offshore Installation Manager. Prior to joining Contango, Mr. Autin was employed by BHP Billiton from October 2000, where most recently he was Gulf of Mexico Operations Manager, Field Manager and Operations Advisor. Mr. Autin attended Nicholls State University where he studied petroleum, safety and business. He received a Bachelor of Science degree in 1986.

Our executive officers are elected annually by our Board and serve one-year terms or until their death, resignation or removal by our Board. There are no family relationships between any of our directors and executive officers. In addition, there are no arrangements or understandings between any of our executive officers and any other person pursuant to which any person was selected as an executive officer.

EXECUTIVE COMPENSATION

The following disclosures may contain statements regarding future individual and company performance targets and goals. These targets and goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

Introduction

We are currently considered a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures. Further, our reporting obligations extend only to the individuals serving as our chief executive officer and our two other most highly compensated executive officers as of fiscal year end. We refer to the three individuals below as our “named executive officers” for the year ended December 31, 2019.

Name	Principal Position in 2019
Wilkie S. Colyer, Jr.	President and Chief Executive Officer
E. Joseph Grady	Senior Vice President and Chief Financial Officer
Michael J. Autin	Vice President of Operations

Summary Compensation Table

The following table sets forth the compensation and benefits that were paid to or earned by our named executive officers for 2018 and 2019, to the extent that such individuals were named executive officers for such year. Mr. Autin was not a named executive officer prior to 2019.

Name and Principal Position	Year		Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Wilkie S. Colyer, Jr.	2019		293,077	334,514	0	20,406	647,997
President and Chief	2018	(4)	114,807	—	33,488	5,940	154,235
Executive Officer
E. Joseph Grady	2019		390,769	88,701	0	19,950	499,420
Senior Vice President and Chief Financial Officer	2018		400,000	464,475	116,675	17,935	999,085
Michael J. Autin	2019		244,231	120,250	0	16,386	380,867
Vice President – Operations

(1)

This column reflects a combination of equity-based awards made during 2018 and 2019. For fiscal year 2019, the amounts reported in this column reflect the aggregate grant date fair value of all restricted stock and performance-based restricted stock units granted at target, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. See note 7 to our consolidated financial statements for the fiscal year ended December 31, 2019 included in our Annual Report on Form 10-K for a discussion of the assumptions used in determining the FASB ASC Topic 718 grant date fair value of these awards. The breakout of the 2019 grant date fair value of these awards between restricted stock and performance-based restricted stock units at maximum performance levels is as follows:

•	Wilkie S. Colyer, Jr.– $334,514 for performance-based units.

•	E. Joseph Grady – $88,701 for restricted stock.

•	Michael J. Autin – $40,000 for restricted stock and $80,250 for performance-based units.

(2)	The amounts included in this column represent the performance-based cash incentive bonuses awarded to our named executive officers for 2018 and 2019.
(3)	For 2019, the amounts included in this column are attributable as follows:

	Matching 401(k) Contributions ($)	Life Insurance Premiums ($)	Total ($)
Wilkie S. Colyer, Jr.	19,000	1,406	20,406
E. Joseph Grady	16,800	3,150	19,950
Michael J. Autin	13,848	2,538	16,386

(4)	Mr. Colyer joined the Company as President and Chief Executive Officer on August 14, 2018.

Narrative to Summary Compensation Table

Objectives and Philosophy of Our Executive Compensation Program

Our executive compensation program is designed to attract and retain highly qualified executives and to motivate them to maximize shareholder return. We strive to achieve a balance between cash and non-cash compensation similar to that of our peers and believe a significant portion of the compensation for each of our named executive officers should be incentive-based to emphasize a pay-for-performance philosophy. Therefore, overall compensation levels and incentive pay levels vary based on the achievement of company-wide performance objectives and individual performance. The Compensation Committee from time to time adjusts and/or replaces objectives and assigns relative weights or rankings to the applicable factors, but also from time to time makes subjective determinations of compensation levels based upon a consideration of all of these factors.

Setting Executive Compensation

On behalf of our Board, the Compensation Committee reviews and evaluates all compensation for our executive officers, including our compensation philosophy, policies and plans. The Board has final approval of all compensation decisions made by the Compensation Committee with respect to our senior executive officers, unless and to the extent that a certain decision or element of compensation has been fully delegated to the Compensation Committee. Our Chief Executive Officer also typically plays an important role in the executive compensation process, including evaluating the other executive officers and assisting in the development of performance target goals, although the Compensation Committee or the Board, as applicable, has the final decision-making authority over compensation decisions. The Compensation Committee takes into consideration our named executive officers’ total compensation, including base salary, annual incentives and long-term incentives, both cash and equity, when considering market-based adjustments to our named executive officers’ compensation.

The Compensation Committee also has the authority to retain a compensation consultant from time to time, as further described above under the heading “Corporate Governance and Our Board—Compensation Committee,” to review our compensation policies and programs to determine our competitiveness within the oil and gas industry and advise the Compensation Committee as to whether modifications should be adopted in order to attract, motivate and retain key employees.

For 2019, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”). Meridian assisted the Compensation Committee in 2019 with the following items: determining appropriate salary levels for the named executives, determining appropriate cash performance-based target bonuses, determining an appropriate peer group with respect to general 2019 compensation (listed below), creating a cash bonus structure for the 2019 year and providing guidance on 2019 equity-based incentive award levels and award design pursuant to our Second Amended and Restated 2009 Incentive Compensation Plan (the “2009 Plan”).

To create our Peer Group we considered companies with similar revenue, reserves, production, market capitalization, enterprise value, region, capital expenditure, and the daily dollar value of stock trading. We also believe that we compete with these companies for executive talent:

Abraxas Petroleum Corporation	Panhandle Oil & Gas Inc.
Amplify Energy Corp.	Ring Energy, Inc.
Comstock Resources, Inc.	Rosehill Resources Inc.
Goodrich Petroleum Corporation	SilverBow Resources, Inc.
Lilis Energy, Inc.	W&T Offshore, Inc.
Lonestar Resources US Inc.

For 2019, we added Panhandle Oil & Gas Inc., Lilis Energy, Inc., Rosehill Resources Inc. and Ring Energy, Inc. to our peer group, in replacement of Gastar Exploration Inc., Jones Energy, Inc., Petroquest Energy, Inc. and Vanguard Natural Resources, Inc., which were a part of the peer group used in 2018, as those companies had filed, or were expected to file during the year, for protection from creditors under Chapter 11 of the United States Bankruptcy Code. Midstates Petroleum Company was included as a peer at the start of 2019, but was removed from the peer group following its Merger with Amplify Energy.

Elements of our Executive Compensation Program

Base Salary

The base salary levels for our named executive officers for 2019 were as follows:

Mr. Colyer: $300,000

Mr. Grady: $400,000

Mr. Autin: $250,000

Annual Cash Incentive Compensation

Our named executive officers are eligible to participate in an annual, performance-based cash incentive compensation plan that is designed to reward all employees on the basis of our Company attaining pre-determined performance measures. The annual incentive plan is governed by the 2009 Plan. The Compensation Committee retains the flexibility to make certain adjustments to the final awards for all employees, including our named executive officers, within the overall parameters of the plan, to better recognize the impact of their general contributions to the Company’s success, individual strengths and individual efforts that each individual officer may have exerted on our behalf during the fiscal year. The Compensation Committee does not have the authority to increase the bonus over the calculated amount under the performance-based cash incentive plan for such individual performance goals, however, the Compensation Committee or Board has the authority to award additional discretionary amounts in recognition of specific contributions unrelated to the targets set for the performance-based cash incentive awards.

The Compensation Committee annually approves the performance metrics and quantitative goals that make up the cash incentive bonus awards, typically within the first three months of the applicable calendar year. The performance metrics and quantitative goals are reviewed annually by the Compensation Committee with input from our executive officers, advice from retained experts, when deemed appropriate, and adjusted, as needed, in order to reflect our current structure and operations. Each year a threshold, target and maximum goal are set for each individual metric. For 2019, the performance goal categories for our named executive officers consisted of the following metrics and relative weightings:

Metric	Weight Percentage
Oil and Gas Production	6%
Earnings before Interest, Taxes, Depreciation, Amortization and Exploration Expenses (EBITDAX)	6%
Total Cash Operating Costs	6%
Onshore Reserve Revisions	6%
Health, Safety and Environmental Performance	6%
Shareholder Return (both Relative and Absolute)	20%
Strategic Initiatives	50%

Strategic Initiatives in 2019 consisted of the Board’s discretionary evaluation of performance in areas of: liquidity improvement, capital efficiency attributable to our development of our Southern Delaware Basin asset, our internal rate of return attributable to well cost investment, reserves added per well completed during the year, and the Company’s success in consummating a strategic transaction with a liquidity enhancing profile and the potential for future value appreciation.

Target awards under the performance-based cash incentive program are set at certain percentages of the participant’s base salary. The bonus targets for each named executive officer for 2019 were as follows:

Name	Threshold	Target	Maximum
Wilkie S. Colyer, Jr	100%	200%	300%
E. Joseph Grady	50%	100%	150%
Michael J. Autin	30%	50%	80%

We satisfied each of the company performance metrics at the following levels for the 2019 year, as a percentage of target:

Metric	Percentage of Target Achieved
Oil and Gas Production	90.5%
Earnings before Interest, Taxes, Depreciation, Amortization and Exploration Expenses (EBITDAX)	45.1%
Total Cash Operating Costs	88.8%
Onshore Reserve Revisions	0%
Health, Safety and Environmental Performance	86.0%
Shareholder Return (both Relative and Absolute)	150.0%
Strategic Initiatives	14.6%

This resulted in our named executive officers earning incentive awards at approximately 50.0% of target for the 2019 year. The performance-based cash incentive awards to each named executive officer for the 2019 year were calculated at approximately $300,000 for Mr. Colyer, $200,000 for Mr. Grady, and $64,000 for Mr. Autin. Due to the precipitous decline in oil and natural gas prices, the dramatic decline in global demand for oil and natural gas due to the Covid-19 pandemic, and the related impact on the Company’s cash flow, the Board determined it appropriate to preserve cash by suspending the payment of cash bonuses to its executive officers and recognize that concession in determining overall grants of performance stock units for the 2020 year, to further align them with the interests of the Company’s stockholders. In accordance with applicable SEC rules, such equity awards will be reflected in the 2021 summary compensation table as 2020 compensation.

Long Term Equity Incentive Compensation

We have adopted a long-term equity award program under the 2009 Plan (the “LTIP”) pursuant to which each of our employees, including our named executive officers, is eligible to participate. The equity awards granted under the LTIP are intended to act as a long-term retention tool and align employee and stockholder interests by increasing compensation as stockholder value increases.

The Board determined that the annual equity awards granted pursuant to the LTIP to each of our named executive officers should be granted in time-based restricted stock awards that vest in three equal annual installments, subject to continued employment through each such date and/or in performance-based restricted stock unit awards. The performance period for the 2019 performance awards is three years, and performance will be based on our total shareholder return (“TSR”) measured against the TSR performance of the 2019 peer group listed above.

At the end of the three-year period, the TSR for us and each peer company is ranked highest to lowest, with a relative percentile rank assigned to each company and a payout percentage (as applied to target) as determined below:

MCF Percentile Rank	Payout as % of Target Award (Adjusted Target Award)
90th percentile or above more	200%
70th percentile	150%
50th percentile	100%
30th percentile	50%
Less than 30th percentile	0%

Following a determination of the performance level achieved according to our peers, the performance-based restricted stock unit awards will be subject to a further TSR-based multiplier that is dependent solely upon our absolute TSR performance for the applicable performance period as follows:

Annualized Absolute Contango TSR	Multiplier
<0%	50%
0-15%	100%
>15%	150%

Time-based restricted stock and performance-based restricted stock unit awards granted to the applicable named executive officers were still outstanding at the end of the 2019 year, therefore they are reflected in the Outstanding Equity Awards at 2019 Year End table below.

Performance-based restricted stock unit awards granted in 2017 for the performance period ended December 31, 2019 vested at approximately 78% of target and were settled in early 2020, including to Mr. Grady.

Other Benefits

Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability, and our 401(k) plan, in each case, on the same basis as other employees, subject to applicable laws. We also provide vacation and other paid holidays to all employees, including our named executive officers. We pay membership dues for private clubs for one of our named executive officers as these memberships are intended to be used in part for business entertainment purposes.

Outstanding Equity Awards at 2019 Year-End

The table below reflects the unexercised and unvested equity compensation awards that each of our named executives held as of December 31, 2019.

	Option Awards				Stock Awards			Performance-Based Restricted Stock Unit Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares That Have Not Vested ($) (1)		Market Value of Shares that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Unearned Shares That Have Not Vested (#) (1)		Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(2)
Wilkie S. Colyer, Jr.	—	—	—	—	—		—	52,105	(8)	191,225
E. Joseph Grady	18,647	—	60.33	2/17/21	6,129	(3)	22,493	41,250	(7)	151,388
					10,608	(4)	38,931
					27,637	(5)	101,428
					27,719	(6)	101,729
Michael J. Autin					1,075 4,546 8,375 12,500	(3) (4) (5) (6)	3,945 16,683 30,736 45,875	12,500	(8)	45,875

(1)	For events that could result in accelerated vesting or forfeiture of the awards, see the section entitled “Severance and Change in Control” below.
(2)	The market value of the unvested awards were determined using the closing price of our Common Stock on December 31, 2019 of $3.67 per share.
(3)	The restricted stock awards reflected vest on April 26, 2020.
(4)	The restricted stock awards reflected vest on April 18, 2020.
(5)	Half of the restricted stock awards reflected vested on March 19, 2020 and half vest on March 19, 2021.
(6)

The restricted stock awards reflected vest in three annual increments commencing on the first anniversary of the date of grant (March 8, 2020), according to the following schedule: 33% (year 1), 33% (year 2), 34% (year 3).

(7)

The performance-based restricted stock units reflected were granted March 19, 2018 and vest at the end of a three-year performance period beginning January 1, 2018 and ending December 31, 2020. The actual number of shares that may ultimately be issued ranges from 0% to 300% of the original units granted depending upon the Company’s TSR performance as compared to the TSR of a select group of peers over the same period, and also considering the absolute TSR performance of the Company. We have reflected target levels within this table, although the number that will be eligible to vest cannot be determined until December 31, 2020.

(8)

The performance-based restricted stock units reflected were granted March 19, 2019 and vest at the end of a three-year performance period beginning January 1, 2019 and ending December 31, 2021. The actual number of shares that may ultimately be issued ranges from 0% to 300% of the original units granted depending upon the Company’s TSR performance as compared to the TSR of a select group of peers over the same period, and also considering the absolute TSR performance of the Company. We have reflected target levels within this table, although the number that will be eligible to vest cannot be determined until December 31, 2020.

Severance and Change in Control

Each of our named executive officers are eligible for certain severance and change in control benefits under the terms of our LTIP awards. The potential severance and change in control benefits that Messrs. Colyer, Grady and Autin could have received as of December 31, 2019 are described and quantified below.

Employment Agreements

We originally entered into an employment agreement with Mr. Grady in 2013. This agreement was amended November 30, 2016, and the amended and restated agreement was in place during part of 2019. We provided Mr. Grady with the requisite non-renewal notice at the end of the original term of his amended and restated employment agreement on August 28, 2019. As Mr. Grady’s agreement was not in effect as of December 31, 2019, we have not described it herein except to the extent the terms of the agreement were relevant to compensation decisions made or paid in 2019. We have not entered into employment agreements with Mr. Colyer or Mr. Autin.

Mr. Grady’s employment agreement provided that he was eligible to participate in our cash incentive bonus plan for each applicable employment calendar year, with a target annual award set at 100% of base salary (the “Target Bonus”). He was also eligible to participate in our equity compensation plans under the terms and conditions as the Company may determine for any applicable calendar year.

Equity Award Agreements

The award agreements governing the named executive officers’ equity awards contain provisions that would govern a termination of employment or a change in control. The time-based restricted stock award agreements that govern the outstanding awards held by each of our applicable named executive officers provide for pro-rata vesting acceleration upon a termination without Cause (as defined in such agreement) based on the number of full months the executive was employed during the vesting period. In the event of a termination without Cause during the 12 months following a change in control, 100% of such time based restricted stock awards would vest. The time-based restricted stock grant agreements also provide for the accelerated vesting of all restricted stock that would have otherwise vested in the next 12 months following a termination of employment due to death or Disability (as defined in an applicable employment agreement).

A named executive officer must generally continue to provide continuous service as an employee of the Company through the end of the performance period in order to vest in any performance stock units. In the event the officer incurs a separation from service for any reason (including death or Disability) prior to the end of the performance period, the officer will forfeit any or all of the performance stock units which had not vested as of the date of the separation from service.

HEDGING POLICY

The Company’s Insider Trading Policy—Preclearance prohibits any director of the Company, any officer of the Company or a Company subsidiary, and any additional persons the Company may designate as being subject to the policy, from engaging in hedging transactions involving our stock, such as zero-cost collars and forward-sale contracts.

DIRECTOR COMPENSATION

Director Compensation for 2019 (1)

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
B. A. Berilgen	79,500	29,108	108,608
B. James Ford	81,000	29,108	110,108
John C. Goff	61,000	29,108	90,108
Lon McCain	86,000	29,108	115,108
Charles M. Reimer	40,333	—	40,333
Joseph J. Romano	66,000	29,108	95,108

(1)

Wilkie S. Colyer, Jr. was not provided compensation for his services as a director during 2019. As such, he is not included in the table above. The compensation received by Mr. Colyer for his services to the Company is fully reported above in the Summary Compensation Table. Mr. Reimer retired from the Board on June 14, 2019.

(2)	Reflects the amount of the annual retainer, committee retainers (as applicable) and meeting fees, which were paid in cash.
(3)

Represents the aggregate grant date fair value of shares of restricted Common Stock computed in accordance with FASB ASC Topic 718. See note 7 to our consolidated financial statements for the fiscal year ended December 31, 2019 included in our Annual Report on Form 10-K for a discussion of the assumptions used in determining the FASB ASC Topic 718 grant date fair value of these awards. Our non-employee directors received one award of restricted stock awards during 2019. The following table sets forth the number of outstanding equity awards of each of our directors as of December 31, 2019. Mr. Reimer did not receive a grant of restricted Common Stock for his service on the Board in 2019.

Director	Outstanding Shares of Stock That Have Not Vested as of December 31, 2019
B. A. Berilgen	16,082
B. James Ford	16,082
John C. Goff	16,082
Lon McCain	16,082
Charles M. Reimer	—
Joseph J. Romano	16,082

Retainer/Fees and Equity Compensation

Pursuant to our non-employee director compensation plan (the “Plan”), each non-employee directors is entitled annually to a $50,000 cash retainer and up to $110,000 in restricted stock, subject to a one-year vesting, adjusted for partial periods of service. The number of shares awarded was determined based on the closing price of our Common Stock on June 14, 2019, which was the date of our 2019 Annual Meeting when such directors were re-elected to the Board. The Plan requires that directors maintain ownership of at least fifty percent of the stock granted to them within the last three calendar years. Additional annual cash retainer fees are paid to the chairman of the Audit Committee ($15,000), the chairman of the Compensation Committee ($10,000) and the chairman of the Nominating Committee ($9,500).

Meeting attendance fees of $1,000 are paid for each board and committee meeting attended in person or telephonically. The Plan also provides for reimbursement of expenses for all directors in the performance of their duties, including reasonable travel expenses incurred attending meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was during 2019 an employee, or is or ever has been an officer, of the Company or its subsidiaries, except for Mr. Romano serving as interim President and Chief Executive Officer of the Company from November 2012 to October 1, 2013. No executive officer of the Company has served as a director or a member of the compensation committee of another company whose executive officers serve as a member of the Company’s Board or Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

The Company has adopted policies and procedures for the review, approval and ratification of “related person” transactions as defined under SEC rules and regulations. Our Audit Committee Charter requires management to inform the Audit Committee of all related person transactions as defined under Item 404 of Regulation S-K. Examples of the type of transactions the Audit Committee reviews include payments made by the Company directly to a related person (other than in his or her capacity as a director or employee), or to an entity in which the related person serves as an officer, director, employee or owner, and any other transaction where a potential conflict of interest exists. In order to identify any such transactions, among other measures, the Company requires its directors and officers to complete questionnaires identifying transactions with any company in which the officer or director or their family members may have an interest. In addition, our code of ethics requires that the Audit Committee review and approve any related person transaction before it is consummated.

Transactions

Olympic Energy Partners. Mr. Joseph J. Romano was elected President and Chief Executive Officer of the Company in November 2012 and named Chairman of the Company in April 2013, which role he retained until 2019. Upon the Merger with Crimson on October 1, 2013, Mr. Romano resigned as President and Chief Executive Officer, but continued as Chairman of the Board. Mr. Romano is also the President and Chief Executive Officer of Olympic Energy Partners LLC (“Olympic”), in which he owns a minority interest.

Prior to the Merger, Olympic participated with the Company in the drilling and development of certain prospects through participation agreements and joint operating agreements, which specify its working interest (“WI”) and net revenue interest (“NRI”). Olympic last participated with the Company in the drilling of wells in March 2010, and its ownership in Company-operated wells is limited to our Dutch and Mary Rose wells.

As of December 31, 2019, Olympic owned the following interests in the Company’s offshore wells.

	WI	NRI
Dutch #1 – #5	3.53%	2.84%
Mary Rose #1	3.61%	2.70%
Mary Rose #2 – #3	3.61%	2.58%

During the year ended December 31, 2019, Mr. Romano was paid $66,000 in cash compensation for his service as a director of the Company. During the year ended December 31, 2019, Mr. Romano also received 16,082 shares of restricted stock, which vest 100% on the one-year anniversary of the date of grant, as part of his board of director compensation.

Below is a summary of payments received from (paid to) Olympic in the ordinary course of business in our capacity of operator of the wells and platforms for 2019. The Company made and received similar types of payments with other well owners (in thousands):

2019
Revenue payments as well owner	$1,536
Joint interest billing receipts	$(398)

As of December 31, 2019, the Company’s consolidated balance sheets reflected the following balances related to Olympic (in thousands):

December 31, 2019
Accounts receivable:
Joint interest billing	$42
Amounts Payable:
Royalties and revenue payable	$—

Private Placement Transactions

On September 12, 2019, the Company entered into a purchase agreement with entities affiliated with Mr. Goff to issue and sell in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act 789,474 shares of Series A Contingent Convertible Preferred Stock, par value $0.04 per share (the “Series A Preferred Stock”), at a price of $9.50 per preferred share, resulting in gross proceeds of $7.5 million.

On October 30, 2019, the Company entered into a purchase agreement with the purchasers named therein, including entities affiliated with Mr. Goff, to issue and sell in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act 1,102,838 shares of Series B Contingent Convertible Preferred Stock, par value $0.04 per share (the “Series B Preferred Stock”), at a price of $20.00 per preferred share, resulting in gross proceeds of approximately $22 million, including $7 million gross proceeds from entities affiliated with Mr. Goff.

In the fourth quarter of 2019, the Company obtained approval from the holders of a majority of the voting power of the Company’s capital stock to increase the number of common shares authorized for issuance from 100 million to 200 million common shares, at which time the Series A Preferred Stock automatically converted into 7,894,740 shares of common stock, and the Series B Preferred Stock automatically converted into 11,028,380 shares of common stock, and the outstanding preferred shares were cancelled.

In December 19, 2019, the Company entered into a purchase agreement with Mr. Colyer, Mr. Dakan and entities affiliated with Mr. Goff to issue and sell in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act 2,340,000 shares of Series C Contingent Convertible Preferred Stock, par value $0.04 per share (the “Series C Preferred Stock”), at a price of $2.50 per preferred share. Each of the shares of Series C Preferred Stock are a new class of equity security that ranks equal to the common shares with respect to dividend rights and rights upon liquidation. The Series C Preferred Stock has no voting rights. Upon approval by the holders of a majority of the voting power of the Company’s capital stock, each share of Series C Preferred Stock will convert into one common share and, upon conversion, the outstanding Series C Preferred Stock will be cancelled.

White Star

On October 31, 2019, in connection with the closing of the acquisition of certain producing assets and undeveloped acreage, primarily in Oklahoma, from White Star Petroleum, LLC and certain of its affiliates, the

Company entered into a Promissory Note with an affiliate of John C. Goff, for the principal amount of $5 million, together with interest accruing on the unpaid principal balance at the rate of seven percent (7.0%) per annum, which was payable on demand or at the option of the Company. The Company repaid the note plus accrued interest in full on December 30, 2019.

Will Energy

In September 2019, the Company entered into a purchase agreement with Will Energy Corporation (“Will Energy”) to purchase certain producing assets and undeveloped acreage, primarily in Oklahoma, for an aggregate consideration of $23 million. Following adjustments for sales of non-core, non-operated Louisiana properties by Will Energy, the results of operations for the period between the effective and closing dates, and other estimated customary closing adjustments, the consideration paid at closing in October 2019 consisted of $14.75 million in cash and 3,500,000 shares of common stock. Will Energy is 100% owned by Farley Dakan, who joined the Company as its Senior Vice President of Corporate Development following the closing of the Will Energy acquisition.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Board currently consists of six directors. Directors are elected annually and hold office until the next annual meeting or until their successors are duly elected and qualified. Mr. Ford has not been nominated for re-election to the Board at the Annual Meeting but will continue to serve for the remainder of his term until the Annual Meeting. Effective upon the election of directors at the Annual Meeting, the number of directors constituting the Board will be reduced from six to five. We sincerely thank Mr. Ford for his years of distinguished service on the Board and his dedication to the Company.

Our Board has nominated each of Messrs. Goff, Romano, Colyer, Berilgen and McCain for election as directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been elected and qualified, or until their earlier resignation or removal. We did not pay any third-party fees to assist in the process of identifying or evaluating candidates nor did we receive any stockholder nominations for director. Each nominee is currently a director. Each of Messrs. Goff, Romano, Colyer, Berilgen and McCain was previously elected to our Board by our stockholders in 2019 and is a director nominee for re-election at the Annual Meeting. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve if elected.

Stockholders may not cumulate their votes in the election of our directors. We have no reason to believe that the nominees will be unable or unwilling to serve if elected. However, if a nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board, or our Board may reduce its size.

Information About Director Nominees

The following table sets forth the names and ages, as of April 15, 2020, of our current directors. Each of Messrs. Romano, Colyer, Berilgen, McCain and Goff is a director nominee for election at the Annual Meeting.

Name	Age	Position	Director Since
John C. Goff	64	Director	2018
Wilkie S. Colyer, Jr.	35	President, Chief Executive Officer and Director	2018
B.A. Berilgen	71	Director	2007
Lon McCain	72	Director	2013
Joseph J. Romano	67	Director	2012

John C. Goff Mr. Goff was elected to the Board on August 14, 2018, bringing to our Board investment and financial acumen, including expertise in analyzing opportunities, risks and strategy in investments in various industries, including energy investments, and providing guidance regarding corporate governance matters. Mr. Goff was elected as Non-Executive Chairman of the Board on October 18, 2019. Mr. Goff joined the late financier and well-known investor, Richard Rainwater, in 1987, investing in public securities, private equity and distressed debt in a variety of industries, including oil and gas, health care, insurance and banking. Mr. Goff co-founded Crescent Real Estate, a real estate investment firm, with Mr. Rainwater in 1987, designing the strategy and orchestrating the acquisitions leading to its initial public offering (NYSE) in May 1994. Under Mr. Goff’s leadership as Vice Chairman and CEO, Crescent grew from approximately $500 million at its IPO to $6.5 billion upon its sale to Morgan Stanley in August 2007. In November 2009, Mr. Goff reacquired Crescent in partnership with Barclays Capital and assumed his current title of Chairman and in November 2017, he purchased Barclays’ interest to become the principal owner of Crescent Real Estate and its subsidiaries. Mr. Goff also owns Canyon Ranch, the world’s recognized leader in healthy living and luxury spa vacations. Mr. Goff is a graduate of The University of Texas at Austin and is a member of the McCombs Business School Hall of Fame. He was named an EY Entrepreneur of the Year for the Southwest Region and was inducted to the North Texas Real Estate, the Dallas Business, and the Fort Worth Business Halls of Fame. Mr. Goff is considered an independent director, per the Brite Line Standard for Independence, and therefore qualifies for consideration for the Nominating Committee, but he does not meet the incremental standards of independence for consideration for membership on the Compensation or Audit Committees due to his beneficial ownership of approximately 27% of Company shares, through various partnerships he controls, combined with his business relationship with Mr. Colyer, who holds a minority interest in several partnerships that Mr. Goff controls. In such scenarios, it is assumed under SEC (and NYSE) guidelines that such relationship would interfere with the exercise of his judgment independent from management and the Company in impartially fulfilling his duties on those committees.

Wilkie S. Colyer, Jr. Mr. Colyer currently serves as the Company’s President, Chief Executive Officer, and as a director. Mr. Colyer was employed by Goff Capital, the family office of John C. Goff, from 2007 until August 2018., most recently concurrently serving as Principal for Goff Capital, Inc. and as Senior Vice President, Investments of Goff Focused Strategies LLC, an exempt reporting advisor with the SEC and the State of Texas. Mr. Colyer has been responsible for the firms’ energy investing and has held a material role in public and private investments in sectors including financial services and real estate, among others. Mr. Colyer currently serves on the Board of Directors of one other publicly held oil and gas producer in which Mr. Goff holds a significant interest, Mid-Con Energy Partners, LP, and formerly served on the Board of Directors of Resolute Energy Corporation. Mr. Colyer received a Bachelor of Arts in Economics from the University of Texas at Austin. Mr. Colyer holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of Dallas-Fort Worth. As our President and Chief Executive Officer, Mr. Colyer gives our Board insight and in-depth knowledge of our industry and our specific operations and strategies.

B.A. Berilgen Mr. Berilgen was appointed a director of the Company in July 2007. Mr. Berilgen has served in a variety of senior positions during his 45 year career. Most recently, he was Managing Director, Head of Upstream Business, at Castleton Commodities International, LLC, a privately held global merchant firm, from February 2013 to February 2015, when he retired. Prior to that he served as Chief Executive Officer of Patara Oil & Gas LLC from April 2008 to February 2013. Prior to that, he was Chairman, Chief Executive Officer and President of Rosetta Resources Inc., a company he founded in June 2005, until his resignation in July 2007, and then served as an independent consultant to various oil and gas companies from July 2007 through April 2008. Mr. Berilgen was also previously the Executive Vice President of Calpine Corp. and President of Calpine Natural Gas L.P. from October 1999 through June 2005. In June 1997, Mr. Berilgen joined Sheridan Energy, a public oil and gas company, as its President and Chief Executive Officer. Mr. Berilgen attended the University of Oklahoma, receiving a B.S. in Petroleum Engineering in 1970 and a M.S. in Industrial Engineering / Management Science in 1972. Mr. Berilgen’s skills in business and financial matters, as well as his breadth of oil and gas technical expertise and experience, make him a valuable addition to the Board.

Lon McCain Mr. McCain was elected to the Board on October 1, 2013 following the closing of the Merger. Mr. McCain was previously a member of Crimson’s Board of Directors from June 2005 until the closing of the Merger. Between July 2009 and August 2010, Mr. McCain served as the Chief Financial Officer and Executive Vice President of Ellora Energy, Inc., an independent oil and gas exploration and production company, when he retired. Before joining Ellora Energy Inc. in 2009, he previously served as Vice President, Treasurer and Chief Financial Officer of Westport, a large, publicly traded exploration and production company, from 2001 until the sale of that company to Kerr-McGee Corporation in 2004. From 1992 until joining Westport, Mr. McCain was Senior Vice President and Principal of Petrie Parkman & Co., an investment banking firm specializing in the oil and gas industry. From 1978 until joining Petrie Parkman, Mr. McCain held senior financial management positions with Presidio Oil Company, Petro-Lewis Corporation and Ceres Capital. He currently serves as a director of the publicly held Cheniere Energy Partners L.P. and Continental Resources Inc. Mr. McCain was an Adjunct Professor of Finance at the Daniels College of Business of the University of Denver from 1982 to 2004.

He received a Bachelor of Science degree in Business Administration and a Masters of Business Administration/Finance from the University of Denver. Mr. McCain provides our Board with extensive investment and financial experience in the oil and gas industry as well as accounting and audit experience. He also provides leadership skills, corporate governance expertise and knowledge of the Company’s business environment, which he has gained through his long career in the oil and gas industry. Mr. McCain brings years of public company management and board experience, including serving on audit committees of various energy and energy-related companies.

Joseph J. Romano Mr. Romano became a Director in November 2012, after the Company’s founder, Mr. Kenneth R. Peak, received a medical leave of absence. Upon Mr. Peak’s passing in April 2013, Mr. Romano was elected Chairman of the Board, which role he retained until 2019. Mr. Romano also served as the Company’s President and Chief Executive Officer from November 2012 until October 1, 2013. Mr. Romano has worked in the energy industry since 1977, and assisted Mr. Peak in founding the Company in 1999. Mr. Romano served as Senior Vice President and Chief Financial Officer of Zilkha Energy Company until its sale in 1998 and served as President and Chief Executive Officer of Zilkha Renewable Company until its sale in 2005. He currently also serves in various capacities in Zilkha-affiliated companies. He has been President and Chief Executive Officer of Olympic Energy Partners, an oil and gas company, since 2005 (which owns working interests in Contango’s Dutch and Mary Rose fields), President and Chief Executive Officer of ZZ Biotech, a clinical stage company developing biologic treatments, since 2006, and Vice President and Director of Laetitia Vineyards and Winery, a winery, since 2000. Mr. Romano also served as Chief Financial Officer, Treasurer and Controller of Texas International Company from 1986 through 1988 and its Treasurer and Controller from 1982 through 1985. Prior to 1982, Mr. Romano spent five years working in the Worldwide Energy Group of the First National Bank of Chicago. He earned his Bachelor of Arts in Economics from the University of Wisconsin in Eau Claire and an MBA from the University of Northern Illinois. Mr. Romano brings to the Board his extensive historical knowledge about the Company, as well as his broad oil and gas management experience and corporate governance expertise.

There are no family relationships between any of our directors and executive officers. Except for the Cooperation Agreement, dated as of August 14, 2018, and included as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2018, there are no other arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION

OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

With authority granted by our Board, the Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020. Grant Thornton LLP has served as the Company’s independent registered public accounting firm since 2002. Although stockholder ratification of the selection of Grant Thornton LLP is not required, the Audit Committee and our Board consider it desirable for our stockholders to vote upon this selection. If the selection is not ratified, the Audit Committee may continue to retain Grant Thornton LLP. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of our stockholders and us.

Representatives from Grant Thornton LLP will be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees associated with audit and other professional services provided to us by Grant Thornton LLP for the fiscal years ended December 31, 2019 and December 31, 2018.

	Year Ended December 31
	2019	2018
Audit Fees (1)	$926,000	$747,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	—	—

Total	$926,000	$747,000

(1)

Audit fees are for audit services, including the fiscal year consolidated audit, quarterly reviews, registration statements, comfort letters, statutory and regulatory audits, and accounting consultations. These fees included audit fees for the performance of annual audits of our financial statements the fiscal years ended December 31, 2019 and December 31, 2018.

(2)

There are no other fees for services rendered to us by Grant Thornton LLP. Grant Thornton LLP did not provide to us any financial information systems design or implementation services during years ended December 31, 2019 or December 31, 2018.

The Audit Committee pre-approved all of Grant Thornton LLP’s fees for the 2019 and 2018 fiscal years through a formal engagement letter. The policy of the Audit Committee and our Board, as applicable, is to pre-approve all services by our independent registered public accounting firm. The Audit Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by our independent registered public accounting firm. The policy (a) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the independent registered public accounting firm’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth the pre-approval requirements for all permitted services. Under the policy, all services to be provided by our independent registered public accounting firm must be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, shareholders are entitled to a non-binding vote on the compensation of our named executive officers (sometimes referred to as “say on pay”). Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed, pursuant to Item 402 of Regulation S-K, including the applicable compensation tables, and the related narrative disclosure in this Proxy Statement.”

As described in this Proxy Statement under “Executive Compensation,” our compensation programs are designed to:

•	reward creation of long-term shareholder value through increased shareholder returns;

•	reflect long-term corporate and individual performance;

•	maintain an appropriate balance between base salary and short-term and long-term incentive opportunities, with a distinct emphasis on compensation that is “at risk”;

•	be externally competitive and internally equitable;

•	give us the flexibility to attract and retain talented senior leaders in a very competitive industry; and

•	reinforce the values we express in our code of ethics.

We believe that our compensation program, with its balance of base salary, short-term incentives (annual cash incentive awards), long-term incentives (including restricted stock and performance based restricted stock unit awards), rewards sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the Executive Compensation section, including the applicable compensation tables and the related narrative disclosures contained in this Proxy Statement.

This vote is non-binding. The Board of Directors and the Compensation Committee, which is comprised solely of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results. We currently hold advisory votes to approve out named executive officer compensation on an annual basis and expect our next vote to be held at our 2021 Annual Meeting.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING APPLICABLE COMPENSATION TABLES, AND THE RELATED NARRATIVE DISCLOSURE ABOVE.

PROPOSAL 4: AMENDMENT TO CERTIFICATE OF FORMATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Subject to the approval of the shareholders, the Board has approved a proposal to amend the Company’s Amended and Restated Certificate of Formation to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000. If adopted by the shareholders, the amendment would become effective upon filing of an appropriate certificate of amendment with the Secretary of State of the State of Texas. The proposed amendment would replace Section A of Article IV of the Certificate of Formation with the following language:

“A. This Corporation is authorized to issue two classes of shares of stock to be designated common stock (“Common Stock”) and preferred stock (“Preferred Stock”). The number of shares of Common Stock authorized to be issued is four hundred million (400,000,000), par value $0.04 per share, and the number of shares of Preferred Stock authorized to be issued is five million (5,000,000), par value $0.04 per share; the total number of shares which the Corporation is authorized to issue is four hundred and five million shares (405,000,000).”

As of April 15, 2020, the Company had 200,000,000 authorized shares of Common Stock, with 129,065,869 shares of Common Stock outstanding, an additional 20,964 shares of Common Stock subject to currently exercisable options, and 1,480,389 shares of Common Stock either underlying awards outstanding or still available for grant under the Second Amended and Restated 2009 Incentive Compensation Plan, and 2,700,000 shares of Series C Contingent Convertible Preferred Stock, par value $0.04 per share, outstanding. After giving effect to (i) the approval and adoption of the proposed amendment and the conversion of the outstanding Series C Preferred Stock into shares of Common Stock (ii) the approval and adoption of the amendment and restatement of the Amended and Restated 2009 Incentive Compensation Plan and (iii) including the grant of the 2,400,000 conditional performance stock units contemplated herein, the Company will have 400,000,000 shares of Common Stock authorized, with 129,065,869 shares of Common Stock outstanding, an additional 20,964 shares of Common Stock subject to currently exercisable options, and 4,185,324 shares of Common Stock either underlying awards outstanding and 7,875,914 shares still available for grant under the Second Amended and Restated 2009 Incentive Compensation Plan, and no shares of Preferred Stock outstanding.

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock in order to give the Company greater flexibility in considering and planning for future corporate needs, including, but not limited to, financings, potential strategic transactions, including mergers, acquisitions and business combinations, grants under equity compensation plans, stock dividends, and stock splits, as well as other general corporate purposes. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s shareholders.

Except in connection with the issuance of shares of Common Stock to convert the outstanding Series C Preferred Stock into shares of Common Stock in accordance with the terms of such Series C Preferred Stock, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment. Except as otherwise required by law or by a regulation of the NYSE American, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the shareholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing shareholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its shareholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of the Company’s Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Except in their capacity as shareholders (which interest does not differ from that of the other shareholders), none of the directors or officers of the Company, nor any associate of such person, has any substantial interest by security holding or otherwise in the Amendment.

OUR BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO CERTIFICATE OF FORMATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 5: CONVERSION OF THE COMPANY’S SERIES C CONTINGENT CONVERTIBLE PREFERRED STOCK INTO SHARES OF THE COMPANY’S COMMON STOCK.

Subject to the approval of the shareholders, the Board has approved a proposal to convert all of the Company’s outstanding Series C Contingent Convertible Preferred Stock, par value $0.04 per share (the “Series C Preferred Stock”), into, and to issue upon such conversion, 2,700,000 shares of Common Stock (the “Series C Conversion”).

As of April 15, 2020, the Company had 200,000,000 authorized shares of Common Stock, with 129,065,869 shares of Common Stock outstanding, an additional 20,964 shares of Common Stock subject to currently exercisable options, 1,480,389 shares of Common Stock either underlying awards outstanding or still available for grant under our Second Amended and Restated 2009 Incentive Compensation Plan, and 5,000,000 authorized shares of preferred stock, with no shares of Series A Preferred Stock, no shares of Series B Preferred Stock, and 2,700,000 shares of Series C Preferred Stock outstanding.

On December 19, 2019, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with the purchasers set forth in Schedule A thereto (the “December Purchasers”) to issue and sell in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act (the “Private Placement”) 2,340,000 shares of Series C Preferred Stock, at a price of $2.50 per share (the “Original Issue Price”), which resulted in net proceeds of approximately $5.6 million. A portion of the net proceeds from the Private Placement was used for general corporate purposes, including capital expenditures under the Company’s concurrently announced Joint Development Agreement with Juneau Oil & Gas, LLC . In connection with the Private Placement, the Company issued a total of 360,000 shares of Series C Preferred Stock to Cowen and Company, LLC and Intrepid Partners, LLC (the “Placement Agents” and, together with the December Purchasers, the “Purchasers” and such issuance the “Placement Agent Issuance” and, together with the Private Placement, the “Series C Private Placement”).

The Series C Private Placement did not require approval of the holders of the Common Stock. In accordance with the Certificate of Formation, the Board is expressly granted authority to issue shares of preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series and as may be permitted by the Texas Business Organizations Code. The consummation of the Series C Private Placement occurred on December 23, 2019.

Description of Series C Preferred Stock

The Series C Preferred Stock ranks equal to the Common Stock, Series A Preferred Stock and the Series B Preferred Stock with respect to dividend rights and rights upon liquidation. The Series C Preferred Stock has no voting rights. Upon shareholder approval, each share of Series C Preferred Stock will automatically convert into one common share and the outstanding shares of Series C Preferred Stock will be cancelled.

No dividends accrue or are payable on the Series C Preferred Stock until the first anniversary of the closing of the Series C Private Placement. Holders of shares of the Series C Preferred Stock are entitled to receive, when and as declared by the Board and declared by the Company, cash dividends of 10% of the Original Issue Price per annum on each outstanding share of Series C Preferred Stock. Such dividends will accrue from the first anniversary of the closing of the Series C Private Placement and will cease to accrue on the date immediately preceding the date of conversion of the Series C Preferred Stock. Following such date, subject to compliance with the Company’s credit agreement then in effect, dividends will be payable quarterly in cash on March 31, June 30, September 30 and December 31 of each year, beginning December 31, 2020, when, as and if declared by the Board, until the time of conversion of the Series C Preferred Stock; provided, however, when there are no shares of Series C Preferred Stock outstanding, no dividends, including any dividends which have accrued, shall be payable to the holders of the Series C Preferred Stock or the holders of the Common Stock into which the Series C Preferred Stock converts.

Each of the Purchasers has agreed to restrictions on its ability to dispose of shares of Series C Preferred Stock without the prior written consent of the Company until six months from the closing of the Series C Private Placement. Upon shareholder approval, the shares of Series C Preferred Stock will automatically convert into a total of 2,700,000 shares of Common Stock, and, upon such conversion, no shares of Series C Preferred Stock will be outstanding.

Interests of Directors, Officers and Affiliates

Certain of the Purchasers are entities affiliated with John C. Goff, the Chairman of the Company’s board of directors. Mr. Goff, together with his affiliated entities, held in the aggregate, prior to the closing of the Series C Private Placement and concurrent common stock offering, approximately 33.9% of the outstanding Common Stock of the Company. Mr. Goff is also a party to a Cooperation Agreement with the Company, which was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on August 15, 2018. Following conversion of the Series C Preferred Stock into Common Stock, Mr. Goff, together with affiliated entities, will hold approximately 28.40% of the outstanding Common Stock of the Company. The other Purchasers include Wilkie S. Colyer, Jr., President and Chief Executive Officer of the Company, and Farley Dakan, Senior Vice President of Corporate Development of the Company.

Except as described above, no other director or officer of the Company, nor any associate of such person, has any substantial interest by security holding or otherwise in the issuance of the shares of Common Stock underlying the outstanding shares of Series C Preferred Stock.

Reasons for Shareholder Approval

Our Common Stock is listed on the NYSE American. Section 713(a) of the NYSE American rules requires shareholder approval in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE American rules requires shareholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer. Section 711 of the NYSE American rules requires shareholder approval in connection with a transaction involving the issuance of shares of common stock to an insider of the Company.

Because the 2,700,000 shares of Common Stock issuable upon conversion of the 2,700,000 shares of Series C Preferred Stock represented greater than 20% of Common Stock outstanding prior to the closing of the Series C Private Placement and the concurrent common stock offering and such issuance may constitute a change of control (as defined by the NYSE American), and because such conversion involves the issuance of common stock to certain of the Company’s insiders, shareholder approval is required for purposes of Section 713(a), 713(b) and 711 of the NYSE American rules. The holders of the Series C Preferred Stock are not entitled to vote their shares of Series C Preferred Stock on the issuance of Common Stock upon conversion of the Series C Preferred Stock.

Effect upon Rights of Existing Shareholders

The principal effect upon the rights of existing shareholders of the conversion of the Series C Preferred Stock will be a dilution in their current percentage ownership in the Company. Upon conversion of the 2,700,000 shares of Series C Preferred Stock, the Company will issue 2,700,000 shares of Common Stock. The issuance of the shares of Common Stock upon conversion of the Series C Preferred Stock and the sale of all such shares of Common Stock into the public market in a short period of time could materially and adversely affect the market price of our Common Stock. The Company is not aware of any plan for the Purchasers to sell such shares.

Registration Rights

The Company has agreed to provide registration rights pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”) for the resale of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock. Pursuant to the Registration Rights Agreement, the Company is required to use its commercially reasonable efforts to prepare and file an initial registration statement under the Securities Act to permit the public resale of such shares of Common Stock underlying the Series C Preferred Stock within 30 days of the Series C Conversion. While such registration statement is effective and available, such shares of Common Stock will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

OUR BOARD RECOMMENDS A VOTE “FOR” THE CONVERSION OF THE COMPANY’S SERIES C CONTINGENT CONVERTIBLE PREFERRED STOCK INTO SHARES OF THE COMPANY’S COMMON STOCK.

PROPOSAL 6: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2009 INCENTIVE COMPENSATION PLAN

Description of the Proposed Amendment

The Amended and Restated 2009 Incentive Compensation Plan (as amended, the “Plan”) was originally approved by our Board and our stockholders in connection with our 2009 Annual Meeting of Stockholders. The Plan provides for the granting of various types of equity incentive awards to the officers, directors, employees and consultants of the Company. On April 14, 2020, the Board approved the third amendment to the Plan in the form of an amendment and restatement of the Plan that will, among other things, increase the number of shares of common stock authorized for issuance pursuant to the Plan by 9,000,000 shares (the “Amendment”) and eliminate certain outdated references to Section 162(m) of the Internal Revenue Code (the “Code”).

The increase in the shares authorized for issuance under the Plan is considered a material term of the Plan which must be approved by our stockholders prior to implementation. Although references within this Proposal 6 will include both material and non-material amendments to the Plan, when you are asked to vote on the “Amendment” pursuant to Proposal 6, it is only this material item that will be subject to stockholder approval. The Amendment also provided for certain other non-material amendments to the Plan (the “Administrative Items”). These Administrative Items may be implanted without stockholder approval, and have been described herein to provide a fulsome description of the Plan as it will exist following the full Amendment. Stockholders are not being asked to approve the Administrative Items that follows: remove references to the performance-based compensation exemption of Section 162(m) of the Code which were repealed by the Tax Cuts and Jobs Act, effective for taxable year beginning after December 31, 2017.

A summary of the principal features of the Plan, as amended and restated by the Amendment, is provided below but does not purport to be a complete description of all of the provisions of the Plan. The summary below should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Third Amended and Restated 2009 Incentive Compensation Plan, which is filed as Appendix A below. The Plan, prior to this Amendment, is filed as an exhibit to the Company’s Schedule 14A on Definitive Proxy Statement for 2017, as filed with the Securities and Exchange Commission on March 31, 2017.

Reason for the Proposed Amendment

We expect that the use of equity-based awards and incentive compensation awards under the Plan will be a key component of the Company’s compensation program in upcoming years. The awards granted under the Plan, including cash awards, will assist us in attracting and retaining capable, talented individuals to serve in the capacity of employees, officers and directors.

On April 15, 2020 the Board, based on the recommendation of the Compensation Committee and Meridian, determined that it is in the best interests of the Company, subject to stockholder approval, to increase the number of shares of common stock available under the Plan by an additional 9,000,000 shares. Accordingly, this Proposal 6 seeks approval of the Amendment to increase the maximum total number of shares of common stock that the Company may issue under the Plan by 9,000,000 shares from 3,500,000 to 12,500,000 shares. Likewise, the number of shares which may be issued under the Plan as incentive stock options would increase to 12,500,000 shares.

The Board believes that the requested additional authorized shares represent a reasonable amount of potential equity dilution over time and is advisable to ensure the Company has an adequate number of shares of common stock available to continue to grant meaningful long-term incentive awards. Our successful operation and our ability to create long-term value for our stockholders depend on the efforts of approximately 143 employees, including management, and 6 non-executive directors, and we believe it is in the best interest of the Company for directors and employees, including our management team, to have an ownership interest in the Company in recognition of their present and potential contributions. The request for shareholder authorization of additional shares under the Plan reflected in Proposal 6 is the second such request since the Plan was initially approved by our stockholders in 2009. All employees typically receive equity awards under our LTIP and in 2019, approximately 75.3% of our equity awards were granted to employees other than our named executive officers. As of April 15, 2020, the number of shares remaining available for future awards under the Plan, prior to approval of the Amendment, was 1,480,389, excluding unvested performance share units representing approximately 204,474 shares at the targeted award level.

With respect to the increase in the number of awards that may be granted to any individual each year, the Board believes that an increase in this number is necessary in times of low stock prices, as more shares are needed to satisfy a target grant value for an award. The Board did not approve an increase in the value of awards that could be granted to an individual in any given year, the Amendment will only impact the number of shares that may be subject to an award.

If the Amendment is approved at the 2020 Annual Meeting, it will become effective as of April 15, 2020, the date of Board approval of the Amendment, and we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the additional 9,000,000 shares available for issuance under the Plan.

Please see the discussion below under “New Plan Benefits” for detailed information on certain awards approved by the Compensation Committee in April of 2020 that are contingent on stockholder approval of this Plan proposal.

Consequences of Failure to Approve the Proposal

Failure of our stockholders to approve this Proposal 6 will mean that we will continue to grant equity awards under the terms of the Plan, in its current form, until the shares available for issuance thereunder are exhausted. If we do not have shares available under the Plan, we may elect to provide compensation through other means in order to assure that we can attract and retain qualified personnel to help our Company manage through ongoing depressed industry conditions and to position the Company for future growth opportunities. Those other means of compensation may include cash-settled long-term incentive awards or other cash compensation, but there will be no additional means of aligning our Plan participants interests’ directly with those of our stockholders.

In addition, if our stockholders do not approve this Proposal 6, the contingent grants covering a total of 2,400,000 shares, as described further below under “New Plan Benefits” would be cancelled.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL NO. 6 REGARDING THE AMENDMENT AND RESTATEMENT OF THE PLAN.

Description of the Plan

The description of the Plan provided below includes information regarding the Plan as amended by the Amendment. Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the Plan attached as Appendix A.

General Information

The purpose of the Plan is to provide a means to enhance our profitable growth and that of our subsidiaries by attracting and retaining employees, directors, consultants and advisors by providing such individuals with a means to acquire and maintain stock ownership or incentive awards the value of which is tied to the performance of our common stock. The Plan also provides additional incentives and reward opportunities designed to strengthen such individuals’ concern for our welfare and their desire to remain in our employ. We seek to achieve the Plan’s purpose by primarily providing grants of the following (collectively referred to as “Awards”):

•	Incentive stock options

•	Nonqualified stock options

•	Stock units

•	Stock awards

•	Stock appreciation rights

•	Other stock-based awards

•	Cash awards

Administration of the Plan

The Plan will generally be administered and interpreted by the Compensation Committee; however, the Board may appoint other committees comprised of members of the Board to administer the plan as necessary to maintain compliance with our Company policies or applicable laws. References in this summary to the “Committee” shall apply to the applicable committee chosen to administer the Plan under the applicable circumstance, which may be the full Board in certain circumstances. Unless otherwise limited by the Plan, Rule 16b-3 of the Securities Exchange Act of 1934, or the Code, the Committee has broad discretion to administer the Plan, interpret its provisions, and adopt policies for implementing the Plan. This discretion includes the power to determine to whom and when Awards will be granted, determine the amount of such Awards (measured in cash, shares of common stock or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary).

Persons Who May Participate in the Plan

Any individual who provides services to us or our subsidiaries, including non-employee directors and consultants (an “Eligible Person”), and is designated by the Committee to receive an Award under the Plan will be a “Participant.” An employee on leave of absence may be considered still employed by us for determining eligibility under the Plan. Any individual granted an Award which remains outstanding under the Plan, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Plan. We currently have 5 non-executive directors, 4 executive officers and approximately 139 other employees and consultants who are eligible to receive awards under the Plan.

A Participant under the Plan will be eligible to receive an Award pursuant to the terms of the Plan and subject to any limitations imposed by appropriate action of the Committee. No Award may be granted in each fiscal year to Eligible Persons with regard to shares of common stock equaling more than 1,000,000 shares (subject to any adjustment due to recapitalization or reorganization permitted under the Plan). Also, no payment may be made in any fiscal year in cash with respect to Awards that are not related to common stock in excess of $2,500,000. No Participant will be eligible to accrue dividend equivalents with respect to an Award in the amount of over $500,000 in any calendar year.

Securities to be Offered

Shares Subject to the Plan. The maximum aggregate number of shares of common stock that may be granted for any and all Awards under the Plan is currently the 3,500,000 (subject to any adjustment due to recapitalization or reorganization permitted under the Plan); the Amendment would add an additional 9,000,000 shares to the plan for an aggregate share reserve pool of 12,500,000. As of April 15, 2020, prior to approval of the Amendment, 3,078,850 shares had been issued, 1,480,389 shares were available for future Awards, including 204,474 shares reserved for unvested performance share units outstanding based on the targeted award level and 2,400,000 shares reserved for performance-based restricted stock units issued contingent upon stockholder approval of this proposal as discussed below under “New Plan Benefits”).

If and to the extent options and stock appreciation rights granted under the Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised, or if any stock units, stock awards or other stock-based awards are forfeited or terminated, or otherwise not paid in full, the shares subject to these grants will become available again for purposes of the Plan. Shares of common stock surrendered in payment of the exercise price of an option, and shares withheld or surrendered for payment of taxes, will not be reissued under the Plan. If stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the Plan, without regard to the number of shares issued upon exercise of the stock appreciation rights and without regard to any cash settlement of the stock appreciation rights. Stock units that are designated in the grant agreement to be paid in cash rather than in shares of common stock will not count against the aggregate share limitation. The common stock sold pursuant to the Plan may be authorized but unissued shares, shares held by us in treasury, or shares which have been reacquired by us including shares which have been bought on the market for the purposes of the Plan. The fair market value of the common stock on a given date will be the closing sales prices reported by the applicable national securities stock exchange for the common stock on such date or, if no such sale takes place on such day, then the last reported sales price reported by the national securities exchange on which the common stock is currently traded on, or, if the common stock is no longer traded on an exchange at the time a determination of the fair market value must occur, the Committee shall determine the appropriate value for the common stock. There are no fees, commissions or other charges applicable to a purchase of common stock under the Plan.

Awards

Outstanding Awards. As of April 15, 2020, there are an aggregate of 304,933 shares of unvested restricted stock, 204,474 shares reserved for performance-based restricted stock units, and no shares that underlie outstanding options under the Plan. Shares are reserved for performance-based restricted stock unit awards at the target award level. On April 9, 2020, the closing price of a share of our common stock was $1.52.

Stock Options. The Committee may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code (“ISOs”) or “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs. Anyone eligible to participate in the Plan may receive a grant of NQSOs. Only our employees and employees of our subsidiaries may receive a grant of ISOs.

The Committee will fix the exercise price per share of options on the date of grant. The exercise price of options granted under the Plan will be equal to or greater than the fair market value of the underlying shares of common stock on the date of grant.

An ISO may not be granted to an employee who holds more than 10% of the total combined voting power of all classes of our outstanding stock unless the exercise price per share is not less than 110% of the last reported sale price of the underlying shares of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a Participant during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Committee will determine the term of each option, which may not exceed ten years from the date of grant. The Committee will also determine the other terms and conditions of options, including the date or dates they become exercisable. The Committee may grant options that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

A participant may exercise an option by delivering a notice of exercise to us. The Participant will pay the exercise price and any withholding taxes for the option: (i) in cash; (ii) if the Committee permits, by delivering shares of common stock already owned by the Participant and having a fair market value on the date of exercise equal to the exercise price or by attestation to ownership of shares of common stock having an aggregate fair market value on the date of exercise equal to the exercise price; (iii) if the Committee permits, by a net exercise of the option; (iv) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board; or (iv) by such other method as the Committee may approve.

The Committee will determine under what circumstances, if any, and during what time periods a Participant may exercise an option after termination of employment or service.

Stock Awards. The Committee may grant stock awards to anyone eligible to participate in the Plan. The Committee will determine the number of shares of common stock subject to the grant of stock awards and the restrictions and other terms and conditions of the grant. The Committee will determine in the grant agreement under what circumstances a Participant may retain stock awards after termination of employment or service, and the circumstances under which stock awards may be forfeited.

The Committee will determine whether and under what conditions Participants will have the right to vote shares of common stock. Dividends on stock awards granted after March 21, 2017 shall be withheld while the stock awards are subject to restrictions and that the dividends shall be payable only upon the lapse of the restrictions on the stock awards. Accumulated dividends may be paid in cash, shares of common stock or in such other form as dividends are paid on common stock, as determined by the Committee.

Stock Units. The Committee may grant stock units to anyone eligible to participate in the Plan. Each stock unit provides the Participant with the right to receive a share of common stock or an amount based on the value of a share of common stock. The Committee will determine the number of stock units that will be granted, whether stock units will become payable based on achievement of performance goals or other conditions, and the other terms and conditions of the stock units. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Committee. If a stock unit becomes distributable, it will be paid to the Participant in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Committee. The Committee will determine in the grant agreement under what circumstances a Participant may retain stock units after termination of employment or service, and the circumstances under which stock units may be forfeited.

The Committee may grant dividend equivalents in connection with stock units. Dividend equivalents will be payable in cash or shares of common stock and, for awards granted after March 21, 2017, will be accrued until such time, if any, as the underlying award becomes settled. Other terms and conditions of dividend equivalents will be determined by the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) to anyone eligible to participate in the Plan. SARs may be granted in tandem with, or independently of, any option granted under the Plan. Upon exercise of an SAR, the Participant will receive an amount equal to the value of the stock appreciation for the number of SARs exercised. Payment will be made in cash, shares of common stock or a combination of the two.

The base amount of each SAR will be determined by the Committee and will be not less than the last sale price of a share of common stock reported on the applicable stock exchange on the date of grant of the SAR. The Committee will determine the terms and conditions of SARs, including when they become exercisable. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The

Committee will determine under what circumstances and during what time periods a Participant may exercise an SAR after termination of employment or service.

Other Stock-Based Awards. The Committee may grant other stock-based awards, which are grants other than options, SARs, stock units, and stock awards. The Committee may grant other stock-based awards to anyone eligible to participate in the Plan. These grants will be based on or measured by shares of common stock, and will be payable in cash, in shares of common stock, or in a combination of cash and shares of common stock. The terms and conditions for other stock-based awards will be determined by the Committee.

Cash Awards. The Committee may grant a cash Award. A cash Award may be any Award that is denominated in or settled in cash, is supplemental to or independent of any other Award granted under the Plan. The Committee will determine all terms and conditions applicable to a cash Award at the time of grant.

Other Provisions

Minimum Vesting Requirements. All Awards, subject to a small carve-out, will be granted with a minimum of a 12-month vesting period, although the Committee may always impose longer vesting schedules. No more than 5% of the aggregate number of shares that remained available as of March 21, 2017 plus any shares that become available in the future (including pursuant to the Amendment) may be granted pursuant to Awards that could vest in less than 12 months of the date of grant, subject, in each case, to the Committee’s authority under the Plan to vest Awards earlier, as the Committee deems appropriate, in the event of a Participant’s termination of employment or service or otherwise as permitted by the Plan in the Committee’s exercise of its discretionary vesting authority.

Tax Withholding. At the discretion of the Committee and subject to conditions that the Committee may impose, a Participant’s tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of common stock issuable pursuant to the Award based on the fair market value of the shares. The Administrative Items will allow the Committee to withhold taxes up to the maximum statutory withholding rate that will not result in adverse accounting treatment with respect to the Award in question.

Merger or Recapitalization. If there is any change in the number or kind of shares of common stock by reason of a stock dividend, spinoff, recapitalization, stock split, combination or exchange of shares, merger, reorganization, consolidation, reclassification, change in par value or any other extraordinary or unusual event affecting the outstanding shares of common stock as a class without our receipt of consideration, or if the value of outstanding shares of common stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the number of shares of common stock available for grants, the limitations on the number of shares of common stock any individual may receive under grants in any year, the number of shares covered by outstanding grants, the kind of shares to be issued under the Plan, and the price per share or the applicable market value of the grants will be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number or kind of issued shares of common stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants. Any fractional shares resulting from such adjustment will be eliminated. In addition, in the event of a change of control, the provisions of the Plan applicable to a change of control will apply.

Change in Control. With respect to all Awards that were granted prior to the second amendment of the Plan, in the event of a change in control, the Committee may take any one or more of the following actions with respect to all outstanding grants, without the consent of any Participant, with respect to any Award that was granted prior to the effectiveness of the second amendment of the Plan:

•

Require that all outstanding options and SARs will automatically accelerate and become fully exercisable and the restrictions and conditions on all outstanding stock awards, stock units and other stock-based awards lapse as of the date of the change of control or at other such time as the Committee determines

•

Require that Participants surrender their options and SARs in exchange for payment by us, in cash or shares of our common stock as determined by the Committee, in an amount equal to the amount by which the then fair market value of the shares subject to the Participant’s unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable

•	After giving Participants the opportunity to exercise their options and SARs, terminate any or all unexercised options and SARs at such time as the Board deems appropriate

•

Determine that Participants holding stock units, other stock-based awards or dividend equivalents will receive one or more payments in settlement of such stock units, other stock-based awards or dividend equivalents, in such amount and form and on such terms as may be determined by the Committee

•	Determine that outstanding grants will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

The second amendment to the Plan modified the Committee’s ability to adjust Awards that are granted following second amendment of the Plan in connection with a change of control transaction. With respect to our executive officers that are also party to an employment agreement, the executive employment agreements that we entered into in November 2016, as well an employment agreement entered into with a new executive officer in early 2017, only provide for accelerated vesting of Awards upon a qualifying termination of employment that occurs in connection with the change in control transaction. The Board desired for all employees to be treated in a similar manner upon a change in control, therefore the second amendment to the Plan limited the Committee’s ability to provide for full acceleration solely upon a change in control. As such, Awards granted after the approval of the second amendment on March 21, 2017 provide for double trigger vesting, where the Participant will not receive accelerated vesting unless they are also involuntarily terminated in connection with the change in control event, unless the Award is not assumed by the surviving entity in the change in control transaction.

A “change in control” shall generally mean the occurrence of one of the following events:

•

the date that any person becomes a beneficial owner of more than 50% of our securities representing either (i) the then outstanding shares of our stock (the “Outstanding Stock”) or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (the Outstanding Company Voting Securities”); however, the following acquisitions shall not constitute a change in control transaction: (a) any acquisition directly from us, (b) any acquisition by us, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any entity controlled by us;

•

the individuals who constitute the incumbent board (generally the members of our Board on the new effective date of the Plan, or members who were voted onto the Board by a majority of such members) cease for any reason to constitute at least a majority of our Board; or

•

the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets or an acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, of the then outstanding shares of common stock or common equity interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination, (ii) no person (excluding employee benefit plans (or related trusts)) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity to the extent that such ownership results solely from ownership of us that existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were members of our incumbent board at the time of the execution of the initial agreement, or of the action of the board, providing for such Business Combination.

If an Award is subject to Section 409A of the Code, however, a “change in control” will not be deemed to occur unless the event was also a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” as defined under Section 409A of the Code.

Amendment and Termination. The Board may amend or terminate the Plan at any time, subject to stockholder approval of any amendment for which such approval is required under any applicable laws or stock exchange requirements. The Plan will terminate March 21, 2027, unless the Plan is terminated earlier by the Board or is extended by the Board with stockholder consent.

Transferability of Awards. Only the Participant may exercise rights under a grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or the laws of descent and distribution. The Committee may provide, in a grant agreement, that a Participant may transfer NQSOs to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the Committee may determine.

No Repricing of Options or SARs. Neither the Board nor the Committee can amend the Plan or options or SARs previously granted under the Plan to permit a repricing of options or SARs, without prior stockholder approval.

Participants Outside the United States. If any individual who receives a grant under the Plan is subject to taxation in a country other than the United States, the Committee may make the grant on such terms and conditions as the Committee determines appropriate to comply with the laws of the applicable country.

Clawbacks. All Awards granted under the Plan will be subject to any clawback policies that we may adopt to govern incentive compensation awards.

Federal Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences to Participants arising from participation in the Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a Participant in the Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences or any gift, estate or other tax consequences.

Nonstatutory Options; SARs; Incentive Options. Participants will not realize taxable income upon the grant of a NQSO or an SAR. Upon the exercise of a NQSO or SAR, a Participant will recognize ordinary compensation income (subject to withholding by us) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a NQSO, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “—Code Limitations on Deductibility” below, we (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an ISO will not recognize taxable income on the grant of an ISO. Upon the exercise of an ISO, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the ISO (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the ISO), a Participant will recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

Neither us nor our subsidiaries will be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, we (or a subsidiary) will then, subject to the discussion below under “—Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a NQSO or ISO, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the NQSO or ISO exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an NQSO in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered therefor in satisfaction of the NQSO or ISO exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the NQSO or ISO exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant’s transfer of previously held common stock in full or partial satisfaction of the exercise price of an ISO or NQSO, the tax consequences of the reload option will be as provided above for an ISO or NQSO, depending on whether the reload option itself is an ISO or NQSO.

Stock Units; Stock Awards and Other Stock-Based Awards; Cash Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of a stock Award in the form of stock awards or units or other stock-based awards denominated in common stock, but rather, will generally recognize ordinary compensation income at the time he receives common stock in satisfaction of the Award in an amount equal to the fair market value of the common stock received; provided, however, that if the common stock is not fully transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a Participant does not make an valid election under Section 83(b) of the Code or (ii) when the common stock is received in cases where a Participant makes a valid election under Section 83(b) of the Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock or cash received. The tax basis in the common stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, we (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Code Limitations on Deductibility. In order for the amounts described above to be deductible by us (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Our ability (or that of a subsidiary) to obtain a deduction for future payments under the Plan could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, our the ability (or that of a subsidiary) to obtain a deduction for amounts paid under the Plan could be limited by Section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain covered employees (including our Named Executive Officers and certain other current or former executive officers) of a publicly traded corporation to $1,000,000 with respect to any such individual during any taxable year of the corporation.

New Plan Benefits

The Administrator has approved certain awards under the Plan that are contingent on stockholder approval of this proposal. These grants are set forth in the following table. If stockholders do not approve this proposal, these grants will not be effective, and we will not be able to grant the equity incentives we believe are necessary to provide retention incentives.

Awards Granted Contingent Upon Stockholder Approval of Plan Proposal

Name and Position	Number of Shares Underlying Awards (1)
Wilkie S. Colyer, Jr. President and Chief Executive Officer Executive Officer	1,00,000
E. Joseph Grady Senior Vice President and Chief Financial Officer	350,00
Michael J. Autin Vice President – Operations	200,00

All Current Executive Officers(4) as a Group	2,400,00

All Other Employees as a Group	0

(1)

The performance-based restricted stock units are reflected based on targeted performance levels. The actual number of shares that may ultimately be issued ranges from 0% up to 200% or 300%, to be determined by the Compensation Committee at a later time, of the original units granted depending upon the Company’s TSR performance as compared to the TSR of a select group of peers over the same period, and also considering the absolute TSR performance of the Company.

Aggregate Past Grants of Stock Options Under the Plan

As of April 15, 2020, awards of stock options covering a total of 118,963 shares of our common stock had been granted under the Plan since its inception in 2009. The following table shows information regarding the grant of such options (regardless of whether subsequently exercised or forfeited) to the persons and groups identified below.

Name and Position	Number of Shares Subject to Past Option Grants
Named Executive Officers:
Wilkie S. Colyer, Jr. President and Chief Executive Officer	0
E. Joseph Grady Senior Vice President and Chief Financial Officer	18,647
Michael J. Autin Vice President – Operations	0
All Current Executive Officers as a Group	18,647
All Non-Executive Directors as a Group	0
All Other Employees as a Group	100,316

Equity Compensation Plan Information

The following table sets forth information about our equity compensation plans at December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders
Amended and Restated 2009 Incentive Compensation Plan	204,474	(2)	$—	1,480,389
Equity compensation plans not approved by security holders
2005 Stock Incentive Plan (“Crimson Plan”)	20,964		$58.53	—

(1)

The weighted-average exercise price and the number of securities remaining available for future issuance do not take into account the shares issuable upon vesting of outstanding performance stock units, which have no exercise price.

(2)

Represents shares issuable upon the vesting of performance stock units awarded under the plan. The actual number of shares that a grant recipient receives at the end of the period may range from 0% up to 200% or 300%, to be determined by the Compensation Committee at a later time, of the target number of shares.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE AMENDED AND RESTATED 2009 INCENTIVE COMPENSATION PLAN

AUDIT COMMITTEE REPORT

The Audit Committee is appointed by the Board of Contango Oil & Gas Company to assist the Board in fulfilling its oversight responsibilities relating to Contango Oil & Gas Company’s accounting policies, reporting policies, internal controls, compliance with legal and regulatory requirements, and the integrity of Contango Oil & Gas Company’s financial reports. The Audit Committee manages Contango Oil & Gas Company’s relationship with its independent registered public accounting firm, which is ultimately accountable to the Audit Committee.

The Audit Committee has reviewed and discussed with management and with Grant Thornton LLP, the independent registered public accounting firm, Contango Oil & Gas Company’s audited financial statements as of and for the year ended December 31, 2019. The Audit Committee has also discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

Grant Thornton LLP submitted to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB. The Audit Committee discussed with Grant Thornton LLP such firm’s independence. The Audit Committee has also considered whether the provision of non-audit services to Contango Oil & Gas Company by Grant Thornton LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in Contango Oil & Gas Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

THE AUDIT COMMITTEE,

Lon McCain (Chairman)
B.A. Berilgen B. James Ford

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 15, 2020 regarding the beneficial ownership of Common Stock by each person known to us to own beneficially more than 5% of the outstanding Common Stock, each director, each director nominee, our named executive officers, and our directors and named executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares of Common Stock beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2020 by that stockholder are deemed outstanding.

Our 5% Stockholders

To the Company’s knowledge, the following stockholders beneficially owned more than 5% of our outstanding shares of Common Stock, as set forth below, as of April 15, 2020.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent
John C. Goff (3)	35,196,160	27.27%
T. Rowe Price Associates, Inc. (4)	10,002,390	7.75%
Karlin Asset Management, Inc. (5)	9,808,552	7.60%

Executive Officers	Amount and Nature of Beneficial Ownership (2)	Percent
Directors
John C. Goff (3)(6)	35,196,160	27.27%
Joseph J. Romano	90,068	*
Lon McCain	70,934	*
B.A. Berilgen	61,873	*
B. James Ford	57,339	*
Named Executive Officers
Wilkie S. Colyer, Jr. (7)(8)	1,011,156	*
E. Joseph Grady	255,572	*
Michael J. Autin	34,769	*
All current directors and executive officers as a group (9 persons) (6)(7)(9)	40,259,224	31.19%

*	Denotes less than 1% of class beneficially owned.
(1)	Unless otherwise noted, the stockholder’s current address is 717 Texas Avenue, Suite 2900, Houston, Texas 77002.
(2)

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 15, 2020 are deemed outstanding. Applicable percentages are based on 129,065,869 shares outstanding on April 15, 2020 plus an additional 20,964 shares of common stock subject to currently exercisable options. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(3)

Based upon his Schedule 13D/A filed with the SEC on December 23, 2019. Includes 10,846,008, shares of common stock held by John C. Goff 2010 Family Trust (the “Goff Family Trust”), 10,144,020 shares of common stock held by Goff MCF Partners, LP (“Goff MCF”), 7,832,710 shares of common stock held by JCG 2016 Holdings, LP (“Holdings”), 3,571,786 shares of common stock held by John C. Goff through his SEP IRA, 2,612,664 shares of common stock held by Goff Family Investments, LP (“Goff Investments”), 172,890 shares of common stock held by Kulik Partners, LP (“Kulik”) and 16,082 shares of common stock held by John C. Goff as compensation for his services as a director of the Company. As general partner of Goff Investments, Goff Capital, Inc. (“Goff Capital”) may be deemed to have the power or shared power to vote or direct the vote of and the power or shared power to dispose or direct the disposition of the 2,612,664 shares of common stock directly held by Goff Investments. As managing member of GFS Contango GP, LLC, GFS Management, LLC (“GFS Management”) may be deemed to have the shared power to vote or direct the vote of and the shared power to dispose or direct the disposition of the 10,144,020 shares of common stock directly held by Goff MCF. As managing member of GFS Management, GFS may be deemed to have the shared power to vote or direct the vote of and the shared power to dispose or direct the disposition of the 10,144,020 shares of common stock directly held by Goff MCF. As controlling equity holder of GFS, GFT may be deemed to have the shared power to vote or direct the vote of and the shared power to dispose or direct the disposition of the 10,144,020 shares of common stock held by Goff MCF. As general partner of Kulik, Kulik GP, LLC (“Kulik GP”) may be deemed to have the shared power to vote or direct the vote of and the shared power to dispose or direct the disposition of the 172,890 shares of common stock held by Kulik. As general partner of Holdings, JCG 2016 Management, LLC (“Holdings GP”) may be deemed to have the shared power to vote or direct the vote of and the shared power to dispose or direct the disposition of the 7,832,710 shares of common stock held by Holdings. As managing member of GFT and controlling equity holder of Goff Capital and Holdings GP, Goff Family Trust may be deemed to have the shared power to vote or direct the vote of and the shared power to dispose or direct the disposition of the 31,435,402 shares of common stock directly held by Goff MCF, Holdings, Goff Investments and Goff Family Trust. As Chief Executive Officer of Goff Capital, the manager of Kulik GP and as sole trustee of Goff Family Trust, John C. Goff may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the 35,196,160 shares of common stock directly held by Goff MCF, Holdings, Kulik, Goff Family Trust, Goff Investments and indirectly through a SEP IRA, of which Mr. Goff is the beneficiary. John C. Goff’s address is 500 Commerce Street, Suite 700, Fort Worth, TX 76102.

(4)

Based on Schedule 13G filed with the SEC on February 14, 2020. T. Rowe Price Associates, Inc. (“TRPA”) serves as investment adviser or subadviser, as applicable, with power to direct investments and/or sole power to vote the securities owned by the selling stockholder, as well as securities owned by certain other individual and institutional investors. TRPA may be deemed to be the beneficial owner of all of the shares held by the selling stockholder; however, TRPA expressly disclaims that it is, in fact, the beneficial owner of such securities. TRPA is the wholly-owned subsidiary of T. Rowe Price Group, Inc., which is a publicly-traded financial services holding company. T. Rowe Price Investment Services, Inc. (“TRPIS”), a registered broker-dealer (and FINRA member), is a subsidiary of T. Rowe Price Associates, Inc. TRPIS was formed primarily for the limited purpose of acting as the principal underwriter and distributor of shares of the funds in the T. Rowe Price fund family. TRPIS does not engage in underwriting or market-making activities involving individual securities. The address for TRPA is 100 E. Pratt Street, Baltimore, MD 21202.

(5)

Based on Schedule 13G filed on September 30, 2019. Includes 8,421,052 shares held by Gracie Investing, LLC and 1,387,500 shares held by Karlin Energy, LLC (together, the “Funds”). Karlin Asset Management, Inc. (“Karlin”) is the manager of the Funds. The address for Karlin is 11755 Wilshire Blvd., Suite 1400, Los Angeles, CA 90025.

(6)	Shares outstanding do not include 2,220,000 shares of the Company’s Series C Preferred Stock beneficially owned by Mr. Goff.
(7)	Shares outstanding do not include 60,000 shares of the Company’s Series C Preferred Stock beneficially owned by Mr. Colyer.

(8)	Includes 111,533 shares held directly, 691,556 shares held by Colyer Holdings, LP, 207,467 shares held by CCC Resources Ltd. and 600 shares held by Peyton E Colyer UTMA.
(9)	Shares outstanding do not include 60,000 shares of the Company’s Series C Preferred Stock beneficially owned by Mr. Dakan.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2021 ANNUAL MEETING

Pursuant to the rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2021 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by us no later than December 30, 2020.

In addition to the requirements of Rule 14a-8, and as more specifically provided for in our bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before our annual meeting of stockholders other than by means of inclusion in our proxy materials, it must be either specified in the notice of the meeting given by or at the direction of our Board or by a stockholder entitled to vote and who complies with the notice procedures set forth in our bylaws. A stockholder making a nomination for election to our Board or a proposal of business for the 2021 Annual Meeting of Stockholders must deliver proper notice to us at least 90 days but not more than 120 days prior to the anniversary date of the 2020 Annual Meeting of Stockholders. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2021 Annual Meeting of Stockholders, it should be properly submitted to us no later than February 8, 2021 and no earlier than March 10, 2021.

For each individual that a stockholder proposes to nominate as a director, the stockholder’s written notice to us must include the candidate’s name, contact information, biographical information and qualifications. The request must also include, among other things, the potential candidate’s written consent to being named in our proxy statement as a nominee and to serving as a director if nominated and elected. From time to time, the Nominating Committee may request additional information from the nominee or the stockholder. For additional information about the notice requirements for director nominations, see our bylaws. For any other business that a stockholder desires to bring before an annual meeting, the stockholder notice must provide a brief description of such business, the reasons for conducting the business and any material interest in the business of the stockholder and any beneficial owner on whose behalf the stockholder has made the proposal. For additional information about the notice requirements for other stockholder business, see our bylaws.

Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2021 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before March 15, 2021, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of the matter after March 15, 2021, and the matter nonetheless is permitted to be presented at the 2021 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

OTHER BUSINESS

Our Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the person(s) named in the accompanying Proxy to vote in accordance with their best judgment in the interest of our Company and our stockholders.

ANNUAL REPORT

A copy of the Annual Report on Form 10-K for the year ended December 31, 2019, but not including exhibits, is available at www.contango.com. A copy of our Annual Report on Form 10-K, excluding exhibits, will be furnished at no charge to each person to whom the Notice is delivered upon the request of such person. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests should be directed to our Investor Relations department, at 717 Texas Avenue, Suite 2900, Houston, Texas 77002, or call at (713) 236-7400.

Appendix A

CONTANGO OIL & GAS COMPANY

THIRD AMENDED AND RESTATED

2009 INCENTIVE COMPENSATION PLAN

CONTANGO OIL & GAS COMPANY

THIRD AMENDED AND RESTATED 2009 INCENTIVE COMPENSATION PLAN

1.	PURPOSE AND HISTORY

The purpose of the Contango Oil & Gas Company Amended and Restated 2009 Incentive Compensation Plan (the “Plan”) is to provide (i) designated employees of Contango Oil & Gas Company (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants who perform services for the Company and its subsidiaries with the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards as well as cash awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

The Plan (styled as the Contango Oil & Gas Company 2009 Equity Compensation Plan) originally became effective as of September 1, 2009. The Plan was amended and restated on April 10, 2014 to (1) clarify certain provisions of the Plan relating to Section 162(m) of the Code, (2) add cash awards to the Plan, and (3) make certain administrative clarifications to the Plan. The Plan was further amended and restated on March 21, 2017 to (a) increase the number of shares reserved for issuance pursuant to the Plan; (b) extend the term of the Plan to March 21, 2027; (c) increase the individual limit applicable to awards granted to a single Participant in any single year; and (d) make certain administrative clarifications to the Plan. The Plan is now being amended and restated to (I) increase the number of shares reserved for issuance pursuant to the Plan, and (II) eliminate certain outdated references to Section 162(m) of the Code.

2.	DEFINITIONS

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)    “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, as amended or any successor accounting standard.

(b)    “Board” means the Company’s Board of Directors.

(c)    “Cash Award” means a cash award as described in Section 11.

(d)    “Change of Control” shall be deemed to have occurred if:

(i)    Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the securities of the Company representing either (x) the then outstanding shares of Company Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

(ii)    Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board; or

(iii)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) the

Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock or common equity interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no person (excluding any employee benefit plan (or related trust) of the Company or the entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

Provided, however, that notwithstanding the definition of a Change of Control provided above, with respect to any award that is subject to section 409A of the Code, a “Change of Control” shall not occur unless that Change of Control also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of 1.409A-3(i)(5) of the regulations promulgated under section 409A of the Code.

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Committee” means (i) with respect to Grants to Employees (other than as noted herein) and Consultants, the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, (ii) with respect to Grants made to Non-Employee Directors, the Board, and (iii) with respect to Grants to individuals that are subject to section 16 of the Exchange Act, a committee that consists of two or more persons appointed by the Board, all of whom shall be “nonemployee directors” within the meaning of Rule 16b-3(b)(3).

(g)    “Company” means Contango Oil & Gas Company and any successor corporation.

(h)    “Company Stock” means the common stock of the Company.

(i)    “Consultant” means an advisor or consultant who performs services for the Employer.

(j)    “Dividend Equivalent” means an amount calculated with respect to a Stock Unit, which is determined by multiplying the number of shares of Company Stock subject to the Stock Unit by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Company Stock. If interest is credited on accumulated dividend equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(k)    “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(l)    “Employer” means the Company and its subsidiaries.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o)    “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price of Company Stock on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee.

(p)    “Grant” means an Option, Stock Unit, Stock Award, SAR, Other Stock-Based Award or Cash Award granted under the Plan.

(q)    “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r)    “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s)    “Incumbent Board” means the portion of the Board constituted of the individuals who are members of the Board as of the Second Restatement Effective Date and any other individual who becomes a director of the Company after the Second Restatement Effective Date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board.

(t)    “Non-Employee Director” means a member of the Board who is not an employee of the Employer.

(u)    “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(v)    “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(w)    “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award or SAR), as described in Section 10.

(x)    “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(y)    “Plan” means this Contango Oil & Gas Company 2009 Equity Compensation Plan, as amended and as in effect from time to time.

(z)    “SAR” means a stock appreciation right as described in Section 10.

(aa)    “Second Restatement Effective Date” means March 21, 2017.

(bb)    “Stock Award” means an award of Company Stock as described in Section 9.

(cc)    “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3.	ADMINISTRATION

(a)    Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b)    Committee Authority. Except for Grants to the Company’s Chairman and its Chief Executive Officer, each of which shall require the approval of the Board, the Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Sections 17 and 18 below, and (v) deal with any other matters arising under the Plan.

(c)    Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.	GRANTS

(a)    Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, SARs or Other Stock-Based Awards as described in Section 10, and Cash Awards as described in Section 11. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b)    Notwithstanding any provision of the Plan to the contrary, on and after the Second Restatement Effective Date, the Committee shall not award more than 5% of the aggregate number of Shares that remain available as of the Second Restatement Effective Date plus any Shares that become available in the future pursuant to Grants that could vest in less than 12 months of the date of grant, subject, in each case, to the Committee’s authority under the Plan to vest Grants earlier, as the Committee deems appropriate and as permitted by any other section of this Plan.

(c)    All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.	SHARES SUBJECT TO THE PLAN

(a)    Shares Authorized. The total aggregate number of shares of Company Stock that may be issued under the Plan is 12,500,000 shares, subject to adjustment as described in subsection (d) below.

(b)    Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units, or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan. Shares of Stock surrendered in payment of the Exercise Price of an Option, and shares withheld or surrendered for payment of taxes, shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be reserved for issuance under the Plan pending final settlement of the award. If Stock Units are granted, the number of shares attributable to the “target” award level associated with the Stock Units shall reserved for issuance under the Plan pending final settlement of the award. To the extent that a Grant of Stock Units or Other Stock-Based Awards is designated in the Grant Agreement to be paid in cash, and not in shares of Company Stock, such Grants shall not count against the share limits in subsection (a).

(c)    Individual Limits. The maximum aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described in subsection (d) below. With respect to an award that is not designated in shares of Company Stock, the maximum amount of the Grant to any individual during any calendar year shall not be valued at more than $2,500,000 on the date of grant. The individual limits of this subsection (c) shall apply without regard to whether the Grants are to be paid in Company Stock or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $500,000.

(d)    Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, (iv) by reason of any change in capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718, or (v) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company, the provisions of Section 15 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

6.	ELIGIBILITY FOR PARTICIPATION

(a)    Eligible Persons. All Employees, including Employees who are officers or members of the Board, Consultants, and all Non-Employee Directors shall be eligible to participate in the Plan; provided, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) (or any successor instruction) to Form S-8 if such individual is granted an award that may be settled in Company Stock.

(b)    Selection of Participants. The Committee shall select the Employees, Consultants, and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.	OPTIONS

(a)    General Requirements. The Committee may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(b)    Type of Option, Price and Term.

(i)    The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

(ii)    The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii)    The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(c)    Exercisability of Options.

(i)    Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may grant Options that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)    The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(iii)    Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)    Termination of Employment or Service. Except as provided in the Grant Agreement, an Option may only be exercised while the Participant is employed as an Employee or providing service as a Consultant or Non-Employee Director. The Committee shall determine in the Grant Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(e)    Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) if permitted by the Committee, by a net exercise of the Option, (iv) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (v) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)    Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code. No more than 12,500,000 shares may be issued under the Plan with respect to Incentive Stock Options.

8.	STOCK UNITS

(a)    General Requirements. The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b)    Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)    Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d)    Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

(e)    Dividend Equivalents. The Committee may grant Dividend Equivalents in connection with Stock Units, under such terms and conditions as the Committee deems appropriate. Dividend Equivalents may be paid to Participants currently or may be deferred. All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to additional Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee. Notwithstanding the foregoing, with respect to Dividend Equivalents granted on or after the Second Restatement Effective Date, such Dividend Equivalents shall be subject to the same restrictions and a risk of forfeiture as the Stock Unit with respect to which the dividends accrue and shall not be paid unless and until such award has vested and been earned.

9.	STOCK AWARDS

(a)    General Requirements. The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b)    Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c)    Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 14(a). If certificates are issued, each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d)    Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Committee may determine that Dividends on Stock Awards shall be withheld while the Stock Awards are subject to restrictions and that the Dividends shall be payable only upon the lapse of the restrictions on the Stock Awards, or on such other terms as the Committee determines. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Accumulated Dividends may accrue interest, as determined by the Committee, and shall be paid in cash, shares of Company Stock, or in such other form as Dividends are paid on Company Stock, as determined by the Committee. Notwithstanding the foregoing, with respect to Dividends granted on or after the Second Restatement Effective Date in connection with Stock Awards, such Dividends shall be subject to the same restrictions and a risk of forfeiture as the Stock Award with respect to which the Dividend accrues and shall not be paid unless and until such award has vested and been earned.

10.	STOCK APPRECIATION RIGHTS AND OTHER STOCK-BASED AWARDS

(a)    SARs. The Committee may grant SARs to an Employee, Consultant or Non-Employee Director separately or in tandem with an Option. The following provisions are applicable to SARs:

(i)    General Requirements. The Committee shall establish the number of shares, the terms and the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be not less than the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(ii)    Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(iii)    Exercisability. An SAR shall become exercisable in accordance with such terms and conditions as may be specified. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Committee shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise an SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable.

(iv)    Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(v)    Exercise of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as specified in the Grant Agreement.

(vi)    Form of Payment. The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(b)    Other Stock-Based Awards. The Committee may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

11.	CASH AWARDS

A Grant denominated in or settled in cash, as an element of or supplement to, or independent of any other Grant under this Plan, may be granted pursuant to this Section 11. Cash Awards may be granted to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Cash Awards may be granted subject to the achievement of performance goals or other conditions.

12.	DEFERRALS

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

13.	WITHHOLDING OF TAXES

(a)    Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)    Election to Withhold Shares. If the Committee so permits, shares of Company Stock may be withheld to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock, at the time such Grants become taxable, up to an amount that does not exceed the maximum applicable withholding tax rate for federal (including FICA), state and local tax liabilities, that may be utilized without creating adverse accounting treatment for the Company with respect to such award, as determined by the Committee.

14.	TRANSFERABILITY OF GRANTS

(a)    Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)    Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

15.	CONSEQUENCES OF A CHANGE OF CONTROL

(a)    Grants prior to the Second Restatement Effective Date. In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to all outstanding Grants that were awarded prior to the Second Restatement Effective Date, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards, Stock Units and Other Stock-Based Awards shall lapse, as of the date of the Change of Control or at such other time as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price or base amount, as applicable, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iv) with respect to Participants holding Stock Units, Other Stock-Based Awards or Dividend Equivalents, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form and on such terms as may be determined by the Committee, or (v) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change of Control or such other date as the Committee may specify.

(b)    Grants On or Following the Second Restatement Effective Date. In the event of a Change of Control, with respect to all outstanding Grants that were awarded on or following the Second Restatement Effective Date, the impact of a Change of Control shall be set forth in the applicable Grant Agreement; provided, however, that with respect to any award granted on or after the Second Restatement Effective Date, no such award may become vested in full automatically upon a Change of Control, except (i) if such acceleration is also contingent upon an involuntary termination of the Participant’s employment or services with the Company, any of its subsidiaries, or the surviving or successor entity (or a parent or subsidiary of the surviving entity) that occurs within the two (2) year period following the Change of Control, or (b) if such acceleration occurs with respect to an award that is not assumed, replaced, or converted by the surviving entity in any such Change of Control. With respect to a Grant that is subject to performance-based vesting provisions, in the case of clause (b), acceleration shall assume attainment of the applicable performance criteria at the higher of (1) the “target” level (prorated based upon the length of time within the performance cycle that has elapsed prior to the Change of Control) or (2) actual achievement as of the date of such Change of Control.

(c)    Other Transactions. The Committee may provide in a Grant Agreement that a sale or other transaction involving a subsidiary or other business unit of the Company shall be considered a Change of Control for purposes of a Grant, or the Committee may establish other provisions that shall be applicable in the event of a specified transaction.

16.	REQUIREMENTS FOR ISSUANCE OF SHARES

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a stockholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

17.	AMENDMENT AND TERMINATION OF THE PLAN

(a)    Amendment. The Board may amend or terminate the Plan at any time (including, without limitation, in response to a change in applicable law or regulations); provided, however, that if approval of the stockholders of the Company is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements, then such amendment or termination shall not be effective until such approval is received. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below.

(b)    No Repricing Without Stockholder Approval. Except in connection with a corporate transaction involving the Company or a change in capitalization (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Grants may not be amended without shareholder approval to reduce the Exercise Price of outstanding Options or the base amount of outstanding SARs or cancel outstanding Options or SARs in exchange for cash, other property, other Grants or Options or SARs with an Exercise Price or base amount that is less than the Exercise Price or base amount of the original Options or SARs.

(c)    Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of the Second Restatement Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

18.	MISCELLANEOUS

(a)    Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

(b)    Compliance with Law. The Plan, the exercise of Options or SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code or an exception from such requirements. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)    Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d)    Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)    Rights of Participants. Nothing in this Plan shall entitle any Employee, Consultant, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan that has not been approved by the Committee and otherwise administered in accordance with the terms hereof. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f)    No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g)    Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)    Specified Employee under Section 409A of the Code. Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under section 409A of the Code or the regulations promulgated thereunder) becomes entitled to a payment under a Grant which is subject to section 409A of the Code on account of a “separation from service” (as defined under section 409A of the Code or the regulations promulgated thereunder), to the extent required by the Code, such payment (or the applicable portion of such payment) shall not occur until the date that is six months plus one day from the date of such separation from service. Any amount that is otherwise payable within the six-month period described herein will be aggregated and paid in a lump sum without interest.

(i)    Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Grant Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to eligible persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Grant should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(j)    Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the state of Delaware, without giving effect to the conflict of laws provisions thereof.

(k)    Clawback Policies. To the extent required or advisable pursuant to applicable law or any applicable securities exchange listing standards, Grants and amounts paid or payable pursuant to or with respect to Grants under this Plan shall be subject to the provisions of any applicable clawback policies or procedures adopted by the Board, which clawback policies or procedures may provide for forfeiture, repurchase and/or recoupment of Grants and amounts paid or payable pursuant to or with respect to Grants. Notwithstanding any provision of a Grant Agreement to the contrary, the Company reserves the right, without the consent of any Participant or beneficiary of any Grant, to adopt any such required or advisable clawback policies and procedures, including such policies and procedures applicable to the Grant Agreement with retroactive effect.

SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above In order to attend the meeting, you must register at https://www.viewproxy.com/contango/2020. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.viewproxy.com/contango/2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy card must be received by June 7, 2020. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D14996-P37614 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CONTANGO OIL & GAS COMPANY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Joseph J. Romano 1b. Wilkie S. Colyer, Jr. 1c. B.A. Berilgen 1d. John C. Goff 1e. Lon McCain For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. 2. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2020 fiscal year. 3. Approval, on an advisory basis, of the compensation of our named executive officers. 4. Amendment to Certificate of Incorporation to increase the number of shares of authorized Common Stock from 200,000,000 shares to 400,000,000 shares (the “Amendment”). 5. The conversion of the Company’s Series C Contingent Convertible Preferred Stock (“Series C Preferred Stock”) into, and the issuance upon such conversion of, 2,700,000 shares of Common Stock (the “Conversion”) which shareholder approval was required by the rules and regulations of the NYSE American, as further described in the Proxy Statement. 6. Approval of the amendment and restatement of the Amended and Restated 2009 Incentive Compensation Plan to, among other things, increase the number of shares authorized for issuance thereunder. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. CONTANGO OIL & GAS COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS CALLED FOR June 8, 2020 The undersigned stockholder(s) of CONTANGO OIL & GAS COMPANY, a TEXAS corporation, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated [TBD] 2020, hereby appoint(s) Wilkie S. Colyer, Jr. and E. Joseph Grady as Proxies, with the power to appoint a substitute and hereby authorize(s) each of them to represent the undersigned at the Annual Meeting of Stockholders of CONTANGO OIL & GAS COMPANY to be held exclusively online via the Internet at a virtual web conference at www.viewproxy.com/contango/2020/vm on Monday, June 8, 2020, at 10:30 a.m., Central Time, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth on the reverse side, as described in the accompanying Proxy Statement. In order to attend the meeting, you must register at https://www.viewproxy.com/contango/2020. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS. THE PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED. Continued and to be signed on reverse side D14997-P37614